EDB singapore

COY-15-RISC-II/160032
S16-1220-RISC-II (T1)
200004082G

12 October 2016

Mr Suresh Venkatesan
Chief Executive Officer
DENSELIGHT SEMICONDUCTORS PTE LTD
6 Changi North Street 2
Singapore 498831

Dear Mr Venkatesan

APPLICATION FOR THE RESEARCH INCENTIVE SCHEME FOR COMPANIES (RISC)

1. We refer to your application of 31 May 2016 for the Research Incentive Scheme for Companies (the "Application").

2. We are pleased to inform you, through this Letter of Offer, that the Economic Development Board ("EDB") has agreed to provide a grant not exceeding S$6,330,000 in total (the "Grant") to DENSELIGHT SEMICONDUCTORS PTE LTD ("the Company") under the Research Incentive Scheme for Companies for your project on the development of Denselight Semiconductors and POET Tech - Integrated Photonics (hereinafter called the "Development Project"), as described in the Application. For the avoidance of doubt, this Letter of Offer supersedes our earlier letter of offer dated 15 August 2016, which has been returned to us. The Grant shall be subject to the following terms and conditions:

Project Implementation

(a) The Company shall implement the Development Project as follows:

(i) By 31 July 2019, complete the development of (i) the 10Gbps DFB laser, (ii) two SLED sensors and (iii) two narrow linewidth sensors;

(ii) By 31 December 2018, establish in Singapore a research and development team comprising at least 53 researchers,

scientists and engineers ("RSEs"), and maintain this until the end of the qualifying period;

(iii) By 31 December 2017, incur in Singapore an annual research and development total business expenditure[1] in Singapore of at least S$5 million, and maintain this level until the end of the qualifying period; and

(iv) Between 1 August 2016 and 31 July 2019, incur in Singapore a cumulative research and development fixed asset investment (excluding land) of at least S$15 million.

(b) The Company shall carry out the entire Development Project in Singapore.

Supported Period

(c) The Company shall commence the Development Project on 1 August 2016 and complete it by 31 July 2019. Only expenses incurred during the qualifying period which shall be from 1 August 2016 to 31 July 2019, shall be supported by the Grant. Expenses incurred outside the qualifying period will not be supported. The qualifying period shall not be extended to include any phases of the Development Project that were not originally included in the Application.

Grant Support

(d) The Grant shall cover:

(i) For all new[2] local[3] RSEs, 50% of the actual qualifying costs of such RSEs' (a) salary; (b) Cost of Living Allowance (COLA); and (c) airfare;

(ii) For all existing local RSEs, 30% of the actual qualifying costs of such RSEs' (a) salary; (b) Cost of Living Allowance (COLA); and (c) airfare;

(iii) For all new foreign RSEs, 30% of the actual qualifying costs of such RSEs' (a) salary; (b) Cost of Living Allowance

---

[1] This refers to all R&D TBE incurred by the Company, including that incurred other than for the Development Project.

[2] In the Letter of Offer, a "new" RSE shall refer to new employees hired for the purpose of the Development Project. An employee is considered new if he/she commences employment at the Company on or after 1 July 2016. For the avoidance of doubt, costs incurred in respect of these new RSEs are only supported under the Grant if incurred during the qualifying period.

[3] In this Letter of Offer, a "local" RSE shall mean an RSE who is either a Singapore Citizen or a Singapore Permanent Resident.

(COLA); and (c) airfare, which together with the qualifying costs for existing foreign RSEs in clause 2(d)(iv), shall not exceed 50% of total disbursements made under the Manpower category;

(iv) For all existing foreign RSEs, 20% of the actual qualifying costs of such RSEs (a) salary; (b) Cost of Living Allowance (COLA); and (c) airfare, which together with the qualifying costs for new foreign RSEs in clause 2(d)(iii), shall not exceed 50% of total disbursements made under the Manpower category;

(v) 50% of the actual qualifying costs of S&T[4] Singapore-based professional services; and

(vi) 30% of the actual qualifying costs for all other qualifying cost items incurred by the Company on the Development Project during the qualifying period,

up to the respective grant caps listed below. The qualifying cost items are listed below and shall be subject to a total maximum grant of S$6,330,000.

<u>Category</u>	<u>Qualifying Cost Items</u>	<u>Approved Grant (S$)</u>
Manpower		
	Salary (Local-Singapore Citizens/Singapore PRs)	2,880,415
	Salary (Foreigners)	253,099
	COLA, Airfare & Training	31,554
Equipment, Materials, Consumables and Software		
	Equipment	642,096
	Materials, Consumables & Software	2,396,962
Singapore-based Professional Services		
	S&T	126,010
	Non-S&T	0

[4] Science and Technology

Intellectual property rights	Licensing / royalties & technology acquisition	0
Others	NA	0
Total		6,330,136
Total Approved Grant (Rounded down to nearest thousand dollars)		6,330,000

(e) The qualifying costs for salaries under the manpower category are basic salaries, 13th month bonus[5] and employer's contribution to CPF on the aforementioned two costs, but exclude other bonuses and all allowances, regardless of whether they are included under basic salaries for income tax purposes or any other purpose. Grant support for basic salary or 13th month bonus, and the corresponding employer's contribution to CPF payable thereon, shall be capped at S$10,000 per month per employee supported.

(f) Related party transactions shall not be supportable for the following categories: overseas training, used equipment, professional services and intellectual property rights. For related party transactions in other categories, the qualifying cost for each such transaction shall be such cost as is incurred by the Company, excluding any mark-ups and administrative charges that may be imposed by the related party in respect of that transaction.

(g) Only professional services rendered in Singapore by Singapore-based service providers are supportable.

(h) The qualifying cost for equipment[6] is pro-rated based on the number of months the equipment is used for the project over the approved useful life of the equipment or 36 months, whichever is longer.

Qualifying Cost for equipment (eqpt) =

$$(\text{Cost incurred}) \times \frac{\text{No. of months eqpt is used for the project}}{\text{Approved useful life of eqpt or 36 months, whichever is longer}}$$

---

[5] Supportable if (i) included as a standard component of employee's salary package; (ii) paid out during the Qualifying Period and (iii) employee is working on the project at the point of bonus payout. Note: For every 12 months of the Qualifying Period, only one 13th month bonus is supportable.

[6] The qualifying cost for equipment, software and IPR shall not exceed 100% of the respective actual expenditure incurred.

(i) The qualifying cost for software[6] is pro-rated based on the number of months the software is used for the project over the approved useful life of the software or 24 months, whichever is longer.

Qualifying Cost for software =

$$(\text{Cost of software}) \times \frac{\text{No. of months software is used for the project}}{\text{Approved useful life of software or 24 months, whichever is longer}}$$

(j) The qualifying cost for intellectual property rights (IPR)[6] is pro-rated based on the number of months the IPR is used for the project over the approved useful life of the IPR or 60 months, whichever is longer.

Qualifying Cost for IPR =

$$(\text{Cost of acquired IPR}) \times \frac{\text{No. of months IPR is used for the project}}{\text{Approved useful life of IPR or 60 months, whichever is longer}}$$

(k) Details of qualifying costs are set out more fully in Annex 2.

(l) All qualifying cost items supported under the Grant shall be used exclusively for the Development Project. In the event where qualifying cost items are not used exclusively for the Development Project, the qualifying costs items shall be suitably pro-rated.

(m) The Company shall not sell, lease, dispose or otherwise transfer the equipment or software supported under the Grant to another party during the execution of the Development Project without first obtaining the written approval of EDB, which if so granted, shall be on such terms as EDB deems fit. The Company shall at all times maintain proper records with respect to the assets acquired through the Grant.

Disbursements

(n) Disbursements shall be made on a reimbursement basis upon application by the Company at intervals of not less than 3 months. EDB reserves the right to stop all disbursements unless the Company shows to EDB that (i) the Company has met every condition imposed on the Company in this Letter of Offer as it fell due; and (ii) there are no considerations, financial or otherwise, that may affect the Company's ability to meet any applicable condition by the due date of that condition or otherwise affect the satisfactory completion of the Development Project. For the avoidance of doubt, any disbursements made shall not be taken to mean that EDB is satisfied of the matters referred to in (i) and (ii) above, and shall be without prejudice to EDB's rights under clause 2(w).

(o) Claims must be submitted using the prescribed Form 1a and 1b and shall be certified by a duly authorised signatory of the Company. The amount of grant monies disbursed shall be based on the actual qualifying cost items incurred by the Company on the Development Project during the qualifying period.

(p) The grant will be disbursed as follows:

Disbursements of up to a cumulative total 70% of the approved quantum of the Grant shall be made upon application by the Company. The remaining 30% of the approved quantum of the Grant may be released upon application by the Company on (i) completion of the Development Project and (ii) fulfillment of all conditions. In all cases, the final claim by the Company may only be released where (i) and (ii) are met even if the total amount of disbursements does not exceed a cumulative total 70% of the approved quantum of the Grant.

(q) Any disbursement of grant monies in respect of the qualifying costs of foreign employees that, in aggregate, exceeds 50% of total disbursements under the Manpower category, shall be refunded to EDB by the Company within thirty (30) calendar days of receipt of written notice from EDB to the Company. Such notice shall be served on the Company during the final year of the qualifying period, on the assumption that the Development Project is progressing satisfactorily into the final year.

(r) For each claim and where suitable, the first 50% of the amount claimed will be disbursed to the Company upon receipt of claim and the remaining 50% will be disbursed upon the completion of checks. For the avoidance of doubt, this clause shall not apply to the final claim or where the Company fails to submit any required document on time.

(s) The final audited claim shall be submitted to EDB with complete documentation (including the auditor's statement for the remainder of the qualifying period not covered in the last audit, if any) within 6 months from the end of the qualifying period.

Submission of Progress Reports

(t) The Company shall submit progress reports to EDB at **yearly intervals** in accordance with the prescribed format in Annex 6. The final report is to be submitted within 6 months from the end of the qualifying period or from completion of the Development Project, whichever is earlier.

Submission of documentation with disbursement claims

(u) **All claims must be externally audited by a Public Accountant/ audit firm registered with the Accounting and Corporate Regulatory Authority.** The audited claims shall be submitted on an **annual basis,** as well as when the Development Project is completed or terminated. The wording of the auditor's statement should follow the prescribed format in Annex 4. The Company shall make available to its auditor this Letter of Offer and its accompanying annexes, including the attached Terms of Reference for the External Auditor per Annex 5. The Company shall ensure that the external auditor forwards a copy of the auditor's statement directly to EDB upon completion of the audit. In the event that the external auditor cannot issue an unqualified statement, EDB shall have direct access to the external auditor to gather details with regard to the audit findings.

Breach of term or condition

(v) Should the Company choose not to proceed with the the grant awarded for application S16-1270-RISC-II (T2) (the "Tranche 2 Grant"), this is to be notified to EDB on or before 1 June 2019, failing which any non-performance by the Company of the terms or conditions of the Second Tranche Grant will be treated in accordance with clause 2(w) below.

(w) In the event of any breach of any term or condition of the Grant or the Tranche 2 Grant, EDB shall give due consideration to a reassessment of the same. Notwithstanding the foregoing, EDB reserves the right to stop all disbursements and recover from the Company the total amount of grant monies paid to the Company **under both grants**. EDB also reserves the right to pursue all remedies available to it under the laws of Singapore.

Other Conditions

(x) The Company shall comply with the Additional Terms and Conditions of Grants at Annex 1.

3. If you wish to accept the Grant, subject to the terms and conditions stipulated above, please sign the attached acceptance letter and return it to EDB **within 60 calendar days** from the date of this letter, **failing which this offer shall lapse** and the Company will be required to re-submit its application anew should it wish to proceed. Please also note that the Grant is valid **only** upon full acceptance of the stipulated terms and conditions.

4. If you have any queries, please contact Russell CHAN at **Tel 6832 6195.** For queries on claims, please call the Finance hotline at 6832 6416. We wish you every success in this project.

Yours sincerely

PEE BENG KONG
DIRECTOR
ELECTRONICS

Enclosures:

Acceptance Letter

Annex 1	Additional Terms and Conditions for Grants
Annex 2	Details of Qualifying Costs
Annex 3	Submission of Claim Forms and Reports Form 1 a - Fund Request Form 1 b - Breakdown of Fund Request Form 1 c - Interbank Giro Form
Annex 4	Format for External Auditor's Statement
Annex 5	Terms of Reference for External Auditors
Annex 6	Format for Project Progress and Final Report

COY-15-RISC-II/160032
S16-1220-RISC-II (T1)
200004082G

Chairman
Economic Development Board
250 North Bridge Road
#28-00 Raffles City Tower
Singapore 179101

Attention : Mr Pee Beng Kong

ACCEPTANCE OF GRANT AWARD UNDER THE RESEARCH INCENTIVE SCHEME FOR COMPANIES

1. We refer to your Letter of Offer dated 12 October 2016.

2. We confirm that we will be undertaking the Development Project as stated in our Application and that we accept the award of the Grant, subject to the terms and conditions of the above mentioned Letter of Offer.

3. We understand the need for EDB to ensure good governance of public funds and hence will ensure that all claims for reimbursement of project expenditure are true and correct and all terms and conditions of the above mentioned Letter of Offer are complied with.

For and on behalf of DENSELIGHT SEMICONDUCTORS PTE LTD.

Signature of authorised signatory	:	________________
Name of authorised signatory	:	________________
Designation of authorised signatory	:	________________
Date	:	________________

CC: Russell CHAN / ELEC

* Please detach and return ONLY this letter of acceptance after it has been endorsed.

ADDITIONAL TERMS AND CONDITIONS FOR GRANTS

Definitions

1. Where the term appears in this Letter of Offer, cumulative fixed asset investment ("FAI") refers to fixed assets (at cost), excluding land, as at the milestone date specified. Additional fixed asset investment ("FAI") refers to additional fixed assets (at cost), excluding land, invested over the specified period. In each case, the calculation of FAI shall be net of disposal of assets. Where there is a requirement to "maintain" FAI, this means that any sale of the assets constituting the requisite FAI shall be compensated for by the incurring of replacement FAI.

2. Where the term appears in this Letter of Offer, Total Business Expenditure ("TBE") shall be ascribed the meaning attributed to it under Item 5 in Part II of the Application for Incentive (Form A/R). Unless otherwise specified in the Letter of Offer, TBE refers to the expenditure incurred during the relevant twelve-month period immediately preceding the due date of the condition in question.

Utilisation of grant monies

3. Virement from one qualifying cost item to another is not permitted.

4. Grant monies shall not be applied towards the payment of any form of taxes, including but not limited to GST and withholding taxes.

5. All Grant monies received shall be used solely for the implementation of the Development Project.

Submission of claims

6. EDB reserves the right to -

   I. require the provision of any document or information for the purposes of verifying a claim; and

   II. reject any claim not submitted in accordance with the prescribed procedures or in respect of which the Company is unable to provide justification to EDB's satisfaction.

Principal Investigator

7. The Company shall appoint a person (hereinafter called the "Principal Investigator") to lead the Development Project. The Principal Investigator shall be responsible for the proper management, co-ordination and progress of the Development Project, the management of grants disbursed and all other matters pertaining to the

Development Project, including the preparation of claims, submission of auditor's statements and progress reports.

8. EDB shall at all times have access to the Principal Investigator with regards to all matters pertaining to the Development Project. Under no circumstances shall the Principal Investigator be considered an agent or employee of EDB.

9. The Company shall inform EDB in writing of any change in the Principal Investigator.

Co-operation with EDB

10. The Company shall disclose information pertaining to the Development Project as requested by EDB and for the purpose of allowing EDB to determine whether the Company is complying with the terms and conditions governing the Grant, permit EDB officers to (i) inspect the premises where the Development Project is carried out, (ii) examine the Company's financial statements related to the Development Project and (iii) check the Company's records on the progress of the Development Project.

11. The Company shall inform EDB of any changes in the Company's shareholders or principal activities which are not stated in its Application.

12. If required by EDB, the Company shall -

I. Provide thorough responses to surveys or any other studies that may be carried out by EDB from time to time, information on the Development Project;

II. Submit a report comparing its projections in the Application with the actual realised figures, in accordance with any format or timeline that may be stipulated by EDB from time to time;

III. Submit a copy of its annual financial statements.

Termination and Default

13. The Company shall comply with the terms and conditions set out in the Letter of Offer until the end of the period of validity of the Grant or the due date of the final condition(s) imposed under the Letter of Offer, whichever is later. The Company shall notify EDB as soon as possible should it fail to fulfill or maintain any said term or condition. For the avoidance of doubt, under no circumstances shall a failure to comply with said terms and conditions permit the Company to unilaterally treat the Grant as having been terminated or revoked. Should the Company seek the revocation of the Grant, it shall make a request in writing to EDB and the Grant shall continue to have effect until such

time as the request is approved and EDB notifies the Company of the revocation of the Grant.

14. In the event -

(a) the Development Project is terminated or aborted;
(b) the Company is likely to cease to exist as a distinct legal entity during the qualifying period or (where such exists) the development period, whichever ends later; or
(c) where the Company is a foreign company with a branch registered in Singapore with the Accounting and Corporate Regulatory Authority, the Company's business operations or registration with the Accounting and Corporate Regulatory Authority is likely to cease during the qualifying period or (where such exists) the development period, whichever ends later,

then -

(i) the Company shall be obliged to inform EDB in writing of the same immediately, and in the case of sub-clauses (b) & (c), where the cessation of existence, cessation of business operations or cessation of registration is inititated by the Company, EDB shall be informed at least six months before the intended date of cessation of existence, cessation of business operations or cessation of registration, as the case may be; and

(ii) such termination, abortion, cessation of existence, cessation of business operations or cessation of registration, as the case may be, shall be a breach of terms and conditions on the Incentive.

Confidentiality

15. The terms and conditions of the Grant shall be kept confidential by the Company and shall be disclosed to a director, officer or employee of the Company only to the extent that the disclosure is necessary for the said director's, officer's or employee's as the case may be, performance of his duties. Said information shall not be disclosed to any third parties, including but not limited to the general public and the press, except with the prior written approval of EDB. Notwithstanding the generality of the foregoing, the Company may release said information, on a strictly confidential and need to know basis, to auditors, tax consultants and legal advisors as may be necessary for the purposes of obtaining professional advice PROVIDED the Company ensures that such third parties are first informed of and acknowledge in writing the confidential nature of the disclosed information. The Company may also release the said information to the Inland Revenue Authority of Singapore ("IRAS") where the release is made pursuant to a statutory obligation owed to IRAS.

Disclaimers

16. The failure by EDB to insist upon strict performance of the terms and conditions of the Grant shall not constitute a waiver of any of EDB's rights therein, at law or in equity, or a waiver of any other term or condition of the Grant.

17. No waiver or variation of the terms and conditions of the Grant shall be valid unless such waiver or variation is notified or agreed upon in writing by a duly authorised representative of EDB of Director-level or higher.

18. Neither EDB nor the Company shall by virtue of the Letter of Offer, be deemed to be in a relationship of partnership, agency or employment with the other.

19. No person, save EDB and the Company, shall have any right under any statutory provisions or applicable law to the extent their operation may be excluded, to enforce against EDB or the Company any of the terms or conditions of the Grant.

Others

20. The award of a Grant shall not absolve the Company from its obligation to comply with the requirements of any law for the time being in force that applies to its operations.

21. The Company shall not seek or receive funds from any other incentives offered by the Government of Singapore or any of its agencies for funding of the Development Project.

22. EDB reserves the right to amend the terms and conditions of the Grant from time to time and as may be deemed necessary by EDB, except that any amendment to the terms and conditions with regard to project implementation as stated in clause *2(a)* of the Letter of Offer shall be subject to mutual written consent.

23. The Letter of Offer embodies the entire agreement between EDB and the Company in respect of the Grant and any prior or contemporaneous representations, either oral or written, are hereby superseded.

24. The Company shall carry out all related party transactions at arm's length. A related party, for the purposes of this clause, shall be determined with reference to Financial Reporting Standards 24.

25. Headings or titles in this Letter of Offer are for reference and convenience only and do not form part of this Letter of Offer and shall not affect its interpretation.

26. In no event shall the aggregate liability of the Company (whether based on any action or claim in contract, tort, or otherwise) to EDB arising out of or relating to the Grant exceed the total Grant amount payable to the Company by EDB under the Letter of Offer.

EDB singapore Singapore. A Global Leader. A Great City. A Home in Asia. For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) << Back to Instructions < Back Next >

Please enter your inputs in the cells only

1 SALARY - Locals

Incentive Duration (in months) 36

No.	Designation	Number of Staff	New or Existing Staff	Qualification	Monthly Basic Salary per person (S$)	Monthly Employer's CPF per person (S$)	Involvement per person (man months)	AWS per person (months)	Total Cost* (S$)	EDB Use Only: Allow (Y/N)	EDB Use Only: % Support Rate [eg. 30%]	EDB Use Only: Recommend Cost (S$)	EDB Use Only: Qualifying Cost (S$)	EDB Use Only: Comments
1	Chief Technology Officer	1	Existing	PhD	19,000.00	2,470.00	27	2	622,630.00	Y	30%		622,630.00	
2	VP Engineering	1	Existing	PhD	16,000.00	2,720.00	30	2	599,040.00	Y	30%		599,040.00	
3	Director of Engineering	1	Existing	M Eng	9,500.00	1,615.00	33	2	389,025.00	Y	30%		389,025.00	
4	VP Procurement	1	Existing	BBA	9,000.00	1,170.00	12	1	132,210.00	N			-	Procurement not supported
5	GM Factory Management	1	Existing	PhD	8,000.00	1,360.00	12	1	121,680.00	N			-	Factory mgmt not supported
6	Asst Director Product Engineering	1	Existing	B Eng	5,000.00	850.00	36	3	228,150.00	Y	30%		228,150.00	
7	QA Manager	1	Existing	BEC	4,500.00	765.00	24	2	136,890.00	Y	30%		136,890.00	
8	Facilities & Maintenance (F&M) Manager	1	Existing	NTC II	5,500.00	715.00	16	1	105,655.00	N			-	Facilities staff not supported
9	Section Manager (Tech: PTU)	1	Existing	B Eng	4,200.00	714.00	36	3	191,646.00	Y	30%		191,646.00	
10	Section Manager (Fab A)	1	Existing	B Eng	4,000.00	680.00	27	2	135,720.00	Y	30%		135,720.00	
11	Section Manager (Fab B)	1	Existing	B Eng	4,000.00	680.00	27	2	135,720.00	Y	30%		135,720.00	
12	Section Manager (APT)	1	Existing	M Sc	4,000.00	680.00	27	2	135,720.00	Y	30%		135,720.00	
13	Section Manager (Acting) (ILM)	1	Existing	B Eng	3,300.00	561.00	30	2	123,552.00	N			-	Facilities staff not supported
14	Engineer (Tech: PTU)	1	Existing	B Eng	3,500.00	595.00	36	3	159,705.00	Y	30%		159,705.00	
15	Engineering Technician (F&M)	1	Existing	Diploma	1,650.00	280.50	12	1	25,096.50	Y	30%		25,096.50	
16	Procurement Executive	1	Existing	M Sc	3,200.00	544.00	15	1	59,904.00	N			-	Procurement not supported
17	Engineer (Fab B)	1	Existing	B Eng	2,800.00	476.00	27	2	95,004.00	Y	30%		95,004.00	
18	QA Engineer	1	Existing	B Sc	3,500.00	595.00	24	2	106,470.00	N			-	QA not supported
19	QA Engineer	1	Existing	B Eng	3,200.00	544.00	24	2	97,344.00	N			-	QA not supported
20	Fab Specialist/Technician	1	Existing	NITEC	1,200.00	204.00	15	1	22,464.00	Y	30%		22,464.00	

Please enter your inputs in the cells only

21	Fab Specialist/Technician	1	Existing	NITEC	1,200.00	204.00	15	1	22,464.00	Y	30%		22,464.00	
22	Manager (Design Engineer)	1	New	PhD	7,500.00	1,275.00	36	3	342,225.00	Y	50%		342,225.00	
23	Senior Principal Engineer (Fab)	1	New	M Eng/PhD	6,500.00	845.00	36	3	286,455.00	Y	50%		286,455.00	
24	Principal Engineer (Tech)	1	New	M Eng/PhD	6,500.00	1,105.00	36	3	296,595.00	Y	50%		296,595.00	
25	Principal Engineer (Design)	1	New	M Eng/PhD	8,500.00	1,445.00	36	3	387,855.00	Y	50%		387,855.00	
26	Engineer (Tech: Epi-Design)	1	New	B Eng	3,200.00	544.00	30	2	119,808.00	Y	50%		119,808.00	
27	Engineer (Tech: Device-Design)	1	New	B Eng	3,200.00	544.00	30	2	119,808.00	Y	50%		119,808.00	
28	Engineer (Tech: Process-Design)	1	New	B Eng	3,200.00	544.00	30	2	119,808.00	Y	50%		119,808.00	
29	Engineer (Fab A)	1	New	B Eng	3,200.00	544.00	23	1	89,856.00	Y	50%		89,856.00	
30	Engineer (Fab B)	1	New	B Eng	3,200.00	544.00	23	1	89,856.00	Y	50%		89,856.00	
31	Engineer (APT)	1	New	B Eng	3,200.00	544.00	23	1	89,856.00	Y	50%		89,856.00	
32	Asst Engineer (Fab A)	1	New	Diploma	2,200.00	374.00	15	1	41,184.00	Y	50%		41,184.00	
33	Asst Engineer (Fab B)	1	New	Diploma	2,200.00	374.00	15	1	41,184.00	Y	50%		41,184.00	
34	Asst Engineer (APT)	1	New	Diploma	2,200.00	374.00	15	1	41,184.00	Y	50%		41,184.00	
35	R&D Director	1	New	PhD	9,500.00	1,615.00	22	1	255,645.00	Y	50%		255,645.00	
36	R&D Scientist/Engineer	2	New	PhD	7,500.00	1,275.00	24	2	456,300.00	Y	50%		456,300.00	
37	Director of Product Development	1	New	PhD/M Sc	9,500.00	1,615.00	24	2	288,990.00	Y	50%		288,990.00	
38	Senior Product Development Engineer	2	New	M Eng/M Sc	4,500.00	765.00	18	1	200,070.00	Y	50%		200,070.00	
39	Director of Reliability	1	New	PhD/M Sc	9,500.00	1,615.00	20	1	233,415.00	Y	50%		233,415.00	
40	Director of Tech Product Marketing	1	New	M Eng/MBA	9,500.00	1,615.00	18	1	211,185.00	N			-	Marketing not supported
41	Senior Tech Product Marketing Manager	2	New	M Eng/B Eng	9,000.00	1,530.00	20	1	442,260.00	Y	50%		442,260.00	
42	Fab Operations Engineer	2	New	B Eng	3,200.00	544.00	18	1	142,272.00	Y	50%		142,272.00	
43	Senior Process Engineer	1	New	B Eng/M Eng	4,000.00	680.00	24	2	121,680.00	Y	50%		121,680.00	
44	Senior Equipment Engineer	2	New	B Eng	4,000.00	680.00	15	1	149,760.00	Y	50%		149,760.00	
45	Maintenance Engineer	2	New	B Eng	3,200.00	544.00	15	1	119,808.00	N			-	Maintenance not supported
46	Fab Technician	1	New	Diploma	2,500.00	425.00	10	-	29,250.00	Y	50%		29,250.00	

EDB singapore Singapore. A Global Leader. A Great City. A Home in Asia. For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) << Back to Instructions < Back Next >

Please enter your inputs in the cells only

47	Equipment Technician	1	New	Diploma	2,500.00	425.00	10	-	29,250.00	Y	50%		29,250.00	
48	Reliability/Burn-In Engineer	2	New	B Eng/M Eng	4,000.00	680.00	17	1	168,480.00	Y	50%		168,480.00	
49	Reliability/Burn-In Technician	4	New	Diploma	2,500.00	425.00	18	1	222,300.00	Y	50%		222,300.00	
50	Fab Technician	3	New	Diploma	2,500.00	425.00	5	-	43,875.00	Y	50%		43,875.00	
51	Equipment Technician	2	New	Diploma	2,500.00	425.00	5	-	29,250.00	Y	50%		29,250.00	
								Total	8,855,553.50				7,777,745.50	

- Supportable items are basic salaries, 13th month bonus and employer's contribution to CPF on the aforementioned two costs, but exclude other bonuses and all allowances.
- A grant cap of S$10,000 per employee per month applies to basic salary + employer's CPF contribution on basic salary.
  The same grant cap applies to 13th month bonus and the corresponding employer's CPF contribution.
- 13th month bonus is supported only if
  (i) this is included as a standard component in the employee's salary package
  (ii) 13th month bonus is paid out during the Qualifying Period and
  (iii) employee is working on the project at the point of bonus payout.
  Note: For every 12 months of the Qualifying Period, only one 13th month bonus is supportable.
- Support functions such as Admin and Finance are not supportable.

EDB Singapore

Singapore: a Global Leader, A Great City, A Home in Asia, For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) << Back to Instructions <Back Next >

Please enter your inputs in the cells only

2 SALARY - Foreigners

No.	Designation	Number of Staff	New or Existing Staff	Qualification	Monthly Basic Salary	Involvement	AWS	Total Cost*
					per person (S$)	per person (man-months)	per person (months)	(S$)
1	SVP Sales and Marketing	1	Existing	B Sc	12,000.00	27	2	348,000.00
2	PPC Manager	1	Existing	B Eng	4,000.00	18	1	76,000.00
3	Section Manager (APT)	1	Existing	B Eng	3,400.00	27	2	98,600.00
4	Engineer (APT)	1	Existing	B Eng	3,000.00	30	2	96,000.00
5	Engineer (Product Engineering)	1	Existing	B Sc	3,200.00	33	2	112,000.00
6	Sales and Marketing Executive	1	Existing	B Eng	2,900.00	18	1	55,100.00
7	Engineer (Technology)	1	Existing	M Eng	3,450.00	36	3	134,550.00
8	Fab Specialist/Technician	1	Existing	SPM	900.00	15	1	14,400.00
9	Operators	9	New	Technical High School	880.00	11	-	87,120.00
10	Operators	12	New	Technical High School	880.00	9	-	95,040.00
11	VP Product Engineering/Management	1	New	PhD	16,500.00	22	1	379,500.00
12	Epitaxy Specialist	1	New	PhD	11,000.00	24	2	286,000.00
13	Operators	5	New	Technical High School	880.00	4	-	17,600.00
							Total	1,799,910.00

EDB Use Only				
Allow	% Support Rate [eg. 30%]	Recommend Cost	Qualifying Cost	Comments
(Y/N)		(S$)	(S$)	
N			-	Sales & Mktg not supported
N			-	Fab management not supported
Y	20%		98,600.00	
Y	20%		96,000.00	
Y	20%		112,000.00	
N			-	Sales & Mktg not supported
Y	20%		134,550.00	
Y	20%		14,400.00	
N			-	Operators not supported
N			-	Operators not supported
Y	30%		379,500.00	
Y	30%		286,000.00	
N			-	Operators not supported
			1,121,050.00	

- Supportable items are basic salaries and 13th month bonus, but exclude other bonuses and all allowances.
- A grant cap of S$10,000 per employee per month applies to basic salary. The same grant cap applies to 13th month bonus.
- 13th month bonus is supported only if
  (i) this is included as a standard component in the employee's salary package
  (ii) 13th month bonus is paid out during the Qualifying Period and
  (iii) employee is working on the project at the point of bonus payout.
  Note: For every 12 months of the Qualifying Period, only one 13th month bonus is supportable.
- Support functions such as Admin and Finance are not supportable.

EDB Singapore

Singapore. A Global Leader. A Great City. A Home in Asia. For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Cons <<Back to Instructions <Back Next>

Please enter your inputs in the cells only

3 COURSE FEES (LOCAL TRAINING)

No.	Description	Location	Course Fees / Expatriate trainer's cost*	Course Fee	Expatriate trainer's Total Salary & Airfare	Expatriate trainer's COLA/day	Duration	Total Cost
			(C / E)	(S$)	(S$)	(S$)	(Days)	(S$)
1	Process technology training (2016)	Singapore	E		7,500.00	400.00	5	9,500.00
2	Design and layout training (2016)	Singapore	E		7,500.00	400.00	5	9,500.00
3	Test and characterization training (2016)	Singapore	E		7,500.00	400.00	5	9,500.00
4	Technology transfer training (2016)	Singapore	E		7,500.00	400.00	5	9,500.00
5	New Process development and transfer (2017) - 1	Singapore	E		7,500.00	400.00	10	11,500.00
6	New Process development and transfer (2017) - 2	Singapore	E		7,500.00	400.00	5	9,500.00
7	New Design and layout training (2017) -1	Singapore	E		7,500.00	400.00	5	9,500.00
8	New Design and layout training (2017) -2	Singapore	E		7,500.00	400.00	5	9,500.00
9	Test program training for new structures (2017)	Singapore	E		7,500.00	400.00	5	9,500.00
10	Refresh process development and transfer (2018)	Singapore	E		7,500.00	400.00	5	9,500.00
11	Refresh design and layout (2018)	Singapore	E		7,500.00	400.00	5	9,500.00
12	Refresh test and characterization (2018)	Singapore	E		7,500.00	400.00	5	9,500.00
13	New product transfer training (2018)	Singapore	E		7,500.00	400.00	5	9,500.00
							Total	125,500.00

EDB Use Only

No.	Allow	Recommend Course Fee	Qualifying Course Fee	Allow	Recommend Expatriate trainer's Total Salary & Airfare	Qualifying Expatriate trainer's Total Salary & Airfare	Allow	Recommend COLA/day	Qualifying COLA/day	Comments
	(Y/N)	(S$)	(S$)	(Y/N)	(S$)	(S$)	(Y/N)	(S$)	(S$)	
1	N		-	Y		7,500.00	Y		400.00	
2	N		-	Y		7,500.00	Y		400.00	
3	N		-	Y		7,500.00	Y		400.00	
4	N		-	Y		7,500.00	Y		400.00	
5	N		-	Y		7,500.00	Y		400.00	
6	N		-	Y		7,500.00	Y		400.00	
7	N		-	Y		7,500.00	Y		400.00	
8	N		-	Y		7,500.00	Y		400.00	
9	N		-	Y		7,500.00	Y		400.00	
10	N		-	Y		7,500.00	Y		400.00	
11	N		-	Y		7,500.00	Y		400.00	
12	N		-	Y		7,500.00	Y		400.00	
13	N		-	Y		7,500.00	Y		400.00	
			-			97,500.00			5,200.00	

* This refers to Expatriate trainer's salary, airfare and COLA.
Grant for expatriate trainers conducting local training (i.e. salaries, airfare & COLA) is subject to a cap of S$10,000 per supported trainer per month.
If there is more than one expatriate trainer, please fill in additional row(s).

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) << Back to Instructions < Back

Please enter your inputs in the cells only

4 EQUIPMENT

No.	Description	Proposed Quantity	Unit Cost less Residual Value* (S$)	Total Cost^ (S$)	Useful Life of Equip. (mths)	Number of months Equipment is used for project (mths)	EDB Use Only: Allow (Y/N)	EDB Use Only: Recommend Cost (S$)	EDB Use Only: Qualifying Cost (S$)	EDB Use Only: Comments
1	Dielectric PECVD	1	220,000.00	220,000.00	84	60.00	Y		94,285.71	
2	Dielectric RIE	1	250,000.00	250,000.00	72	60.00	Y		125,000.00	
3	Mask aligner/contact lithography	1	300,000.00	300,000.00	84	60.00	Y		128,571.43	
4	Photoresist spin coater	1	120,000.00	120,000.00	60	60.00	Y		72,000.00	
5	Metal PVD/Sputter	1	250,000.00	250,000.00	60	60.00	Y		150,000.00	
6	Spin Etcher	1	180,000.00	180,000.00	72	48.00	Y		90,000.00	
7	RF Test Equipment	2	200,000.00	400,000.00	84	60.00	Y		171,428.57	
8	Optical Test Equipment	2	250,000.00	500,000.00	84	60.00	Y		214,285.71	
9	Chillers	2	200,000.00	400,000.00	60	60.00	N		-	Chillers not supported for R&D
10	Cleavers/Dicers	2	150,000.00	300,000.00	72	48.00	Y		150,000.00	
11	Rapid thermal processing system (InP)	1	300,000.00	300,000.00	72	48.00	Y		150,000.00	
12	Rapid thermal processing system (GaAs)	1	300,000.00	300,000.00	72	36.00	Y		150,000.00	
13	Nanoimprint lithography (InP, DFB)	1	2,000,000.00	2,000,000.00	96	40.00	Y		750,000.00	
14	Optical lithography	1	4,000,000.00	4,000,000.00	96	36.00	Y		1,500,000.00	
15	Lithography microscopes	2	150,000.00	300,000.00	120	48.00	Y		90,000.00	
16	MOCVD (InP)	1	3,000,000.00	3,000,000.00	84	36.00	Y		1,285,714.29	
17	E-beam evaporator (M1)	1	300,000.00	300,000.00	84	36.00	Y		128,571.43	
18	Plasma Etcher	1	450,000.00	450,000.00	72	36.00	Y		225,000.00	
19	Plasma Deposition	1	450,000.00	450,000.00	84	36.00	Y		192,857.14	

EDB Singapore

Singapore: A Global Leader. A Great City. A Home in Asia. For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) << Back to Instructions < Back

Please enter your inputs in the cells only

20	Reliabilty test equipment	2	300,000.00	600,000.00	96	36.00	Y		225,000.00	
21	Burn-in test ovens	2	150,000.00	300,000.00	96	36.00	Y		112,500.00	
22	Failure Analysis equipment	2	250,000.00	500,000.00	84	36.00	Y		214,285.71	
23	Plasma asher	1	300,000.00	300,000.00	72	36.00	Y		150,000.00	
			Total	15,720,000.00					6,369,500.00	

* Residual value is the estimated amount that could currently be obtained from disposal of the asset, after deducting the estimated costs of disposal, if the asset were already of the age and in the condition expected at the end of its useful life.

^ Maintenance cost of equipment is not supportable. The equipment cost is determined by the net difference between its initial value and its residual value. Only equipment delivered within the Qualifying Period are supported.

For Hire Purchase, only principal repayments made within the Qualifying Period are supportable. For leased equipment, only cost of leasing paid with the Qualifying Period are supportable.

EDB singapore Singapore: A Global Leader. A Great City, A Home in Asia, For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) to Inst < Back

Please enter your inputs in the cells only

5 MATERIALS & CONSUMABLES

No.	Description	Local or Import	Total Cost*
		(L / I)	(S$)
1	GaAs Epitaxial Wafers	I	5,852,500.00
2	InP Epitaxial Wafers	I	4,825,000.00
3	Fabricated Optical Gratings	I	3,250,000.00
4	Consumables for Fab Operations	L	900,000.00
5	Consumables for Fab Equipment	L	1,500,000.00
6	Gases, Chemicals, etc.	L	975,000.00
7	GaAs Substrates	L	500,000.00
8	InP Substrates	L	2,400,000.00
9	Sources for Growth	I	3,575,000.00
10	Others	L	330,000.00
		Total	24,107,500.00

EDB Use Only			
Allow	Recommend Cost	Qualifying Cost	Comments
(Y/N)	(S$)	(S$)	
Y	[illegible]	5,852,500.00	[illegible]
Y	[illegible]	4,825,000.00	[illegible]
Y	[illegible]	3,250,000.00	[illegible]
Y	[illegible]	900,000.00	[illegible]
Y	[illegible]	1,500,000.00	[illegible]
Y	[illegible]	975,000.00	[illegible]
Y	[illegible]	500,000.00	[illegible]
Y	[illegible]	2,400,000.00	[illegible]
Y	[illegible]	3,575,000.00	[illegible]
N	[illegible]	-	Not supported [illegible]
		23,777,500.00	

* Only materials and consumables delivered within the Qualifying Period are supported.

PART II - DIRECT DEVELOPMENT COSTS (Software, Professional Services, Intellectual Property and Other Costs) to inst

Please enter your inputs in the cells only

6 SINGAPORE-BASED PROFESSIONAL SERVICES - S&T^

No.	Description	Related Company#	Total Cost*
		(Y / N)	(S$)
1	Product reliability/burn-in outsource services	N	300,000.00
2	Failure Analyses services	N	150,000.00
3	Materials characterization service	N	100,000.00
4	Pacakaged analytical services	N	200,000.00
		Total	750,000.00

EDB Use Only			
Allow	Recommend Professional Services - S&T	Qualifying Professional Services - S&T	Comments
(Y/N)	(S$)	(S$)	
Y	[illegible]	300,000.00	[illegible]
Y	[illegible]	150,000.00	[illegible]
Y	[illegible]	100,000.00	[illegible]
Y	[illegible]	200,000.00	[illegible]
		750,000.00	

^ Excludes the following:

(a) Quality control or routine testing of materials, devices, or products;
(b) Research in the social sciences or the humanities;
(c) Routine data collection;
(d) Efficiency surveys or management studies;
(e) Market research or sales promotion;
(f) Routine modifications or changes to materials, devices, products, processes or production methods;
(g) Cosmetic modifications or stylistic changes to materials, devices, products, processes or production methods;
(h) Development of a computer software that is not intended to be sold, rented, leased, licensed or hired to 2 or more persons who are not related parties to

\# Please indicate whether service provider is a related party (e.g. from the same group or subsidiary / parent of your company).

* Audit Fees are not supportable.

PART II - DIRECT DEVELOPMENT COSTS (Software, Professional Services, Intellectual Property and Other Costs) to Inst

Please enter your inputs in the cells only

7 SINGAPORE-BASED PROFESSIONAL SERVICES - NON-S/T

No.	Description	Related Company#	Total Cost&
		(Y / N)	(S$)
1	Legal services	N	250,000.00
2	New Product introduction research, marketing and consulting services	N	250,000.00
		Total	500,000.00

EDB Use Only			
Allow	Recommend Professional Services - NonS&T	Qualifying Professional Services - NonS&T	Comments
(Y/N)	(S$)	(S$)	
N [redacted]	[redacted]	-	[redacted]
N [redacted]	[redacted]	-	[redacted]
		-	

\# Please indicate whether service provider is a related party (e.g. from the same group or subsidiary / parent of your company).

* Audit Fees are not supportable.

PART II - DIRECT DEVELOPMENT COSTS (Software, Professional Services, Intellectual Property and Other Costs) to Inst

Please enter your inputs in the cells only

8 OTHER COSTS (INCLUDING ANY COMMON COSTS ALLOCATED TO THIS PROJECT)

No.	Description	Total Cost	Payment made to local entity?
		(S$)	(Y / N)
1	Rent & Utilities	2,700,000.00	Y
2	Rent & Utilities	720,000.00	N
3	Foundry, assembly, packaging development & qualification	7,200,000.00	N
4	R&D expenses (USA)	6,600,000.00	N
	Total	17,220,000.00	

EDB Use Only			
Allow	Recommend Cost	Qualifying Cost	Comments
(Y/N)	(S$)	(S$)	
N [redacted]	[redacted]	-	[redacted]
N [redacted]	[redacted]	-	[redacted]
N [redacted]	[redacted]	-	[redacted]
N [redacted]	[redacted]	-	[redacted]
		-	

Annex 3

SUBMISSION OF CLAIM FORMS & REPORTS FOR RISC GRANTS

Claims

- **Quarterly** — Form 1a - Fund Request
  Form 1b - Breakdown of Fund Request
  Form 1c - Interbank Giro Form *
- **Yearly** — Statement from Company's external auditor
  (Please use the prescribed format per Annex 4)

* To be submitted together with the first fund request. However, this is not necessary if you have already submitted the application to EDB earlier and there is no change in the bank details.

Report Submission

- **Yearly** — Project Progress Report
  (ref. Annex 6)
- **End of Project** — Project Final Report
  (ref. Annex 6)

When you are ready to make a claim, please call the claim hotline number 6832 6416 for a softcopy of the claim form and submit the completed form to the following address:

ECONOMIC DEVELOPMENT BOARD
250 North Bridge Road
#28-00 Raffles City Tower
Singapore 179101
Attention: Finance Division

If you have a concern or would like to provide feedback on any ethics issues, please email to ethics_officer@edb.gov.sg or fax to 6832 6558.

FUND REQUEST FOR RESEARCH INCENTIVE SCHEME FOR COMPANIES (RISC II) **Form 1a**

Grant Recipient Name :
Project Title:
Application No:
Claim Period start date:
Claim Period end date:

			Cumulative Disbursement		Current Claim		
Cost Item	Level of Support %	Grant Amount $	Amount Disbursed $	Grant Balance $	Qualifying Costs $	Claim Amount $	Remarks
(a) Manpower (*)							
- Salary (Local)							
- Salary (Foreign)							
- Cost of Living Allowance (Local)							
- Cost of Living Allowance (Foreign)							
- Cost of Living Allowance (Visiting Researchers)							
- Airfare (Local)							
- Airfare (Foreign)							
- Training							
Total for (a)		0			0.00	0.00	
(b) Equipment							
- Equipment							
Total for (b)		0			0.00	0.00	
(c) Materials & Consumables and Software							
- Materials & Consumables							
- Software							
Total for (c)		0			0.00	0.00	
(d) Professional Services							
- S&T							
- Non S&T							
Total for (d)		0			0.00	0.00	
(e) Intellectual Property							
- Licensing/Royalties and Technology Acquisition							
Total for (e)		0			0.00	0.00	
(f) Others (Pls specify)							
Total for (f)		0			0.00	0.00	
GRAND TOTAL (a+b+c+d+e+f)		0			0.00	0.00	
Approved Grant Amount:							

Manpower Grant

Total grant for Foreigners, i.e. salary, airfare and COLA (including COLA for visiting researchers) is capped at 50% of total Manpower disbursement.

	Cumulative disbursement	Current claim	Total
Foreign Manpower (Salary, COLA, Airfare)	$ -	$ -	$ -
Local Manpower (Salary, COLA, Airfare) and Training	$ -	$ -	$ -
Total Manpower	$ -	$ -	$ -
% of Foreign Manpower/Total Manpower	0%		0%

Final claim: No

Adjustment required (only applicable for final claim):
Maximum allowable grant for Foreign Manpower:
$ -

Adjustment required ($): $ -

We hereby declare that the statement and the accompanying supporting documents are correct and in accordance with the terms and conditions of the grant (including notes and conditions stated in the claim forms (Form 1a and 1b), unless prior approval has been granted by EDB), and that they have been verified to their original source documents.

We also declare that the Grant Recipient has met every condition imposed on the Grant Recipient in the Letter of Offer as it fell due and there are no considerations, financial or otherwise, that may affect the Grant Recipient's ability to meet any applicable condition by the due date of that condition or otherwise affect the satisfactory completion of the Development Project.

Signature of authorised signatory:
Name of authorised signatory:
Designation of authorised signatory:
Date :
Tel :

(Stamp of Grant Recipient)

Request Audited by:

(Stamp of Audit firm)

Notes to Claims:

1. Please call **6832 6416** for any queries on claim submission.
2. EDB reserves the right to request for any supporting documents for reference.
3. The final report and auditors' certification must be submitted together with the claim. Please note that both the claim form (Form 1a) and the breakdown schedules (Form 1b and any other supporting breakdown schedules) must be stamped on every page by the Audit firm.

General (for all cost items)

- Items should be itemized and categorized as per Details on Grant Computation.
- Claims must be incurred/delivered within the Qualifying Period and before end of current claim period (e.g. prepayment for consultancy service is not claimable before consultancy service is completed).
- Claims are made only upon disbursement of cash by the company, and do not include those that are purely accounting entries without cash outlays (e.g. accruals, depreciation).
- Pls indicate "RP" beside items relating to related parties transactions. For cost items that allowed related party transactions, only costs incurred by related party (without mark-ups and admin charges) are supported.
- Item of expenditure in this present claim should not be included in another claim for reimbursement under the present grant; or included in any claim under other incentives granted by EDB, the Government of Singapore or any other agency of the Government of Singapore.

(a) Manpower

i) Salary

- Qualifying costs includes basic salary, 13th month bonus (AWS), employer's CPF contribution on the aforementioned costs, but exclude other bonuses and all allowances and their associated CPF.
- The claim on salary + corrresponding employer's CPF contribution is capped at **$10K** per month per supported employee.
- AWS is supported only if (i) this is included as a standard component in the employee's salary package, (ii) AWS is paid out during the QP (regardless of period in which the bonus is paid for work done and no proration required based on QP start date) and (iii) employee is working on the project at the point of bonus payout. Note: For every 12 months of the QP, only one month of AWS is supported. The claim on AWS is capped at **$10K** per supported employee.
- Salary claims has been pro-rated according to the time contributed and involvement period of the employee. Please click here for example of pro-ration of salary claims.
- Support functions such as admin and finance are not supported.

Qualifying items	Designation	Monthly Basic	Employer Monthly CPF	AWS	Employer CPF on AWS	Involvement period for current claim		Level of Support	Qualifying Costs	Claim Amount = g x h
						From (DD/MM/YYYY)	To (DD/MM/YYYY)	(g) %	(h) $	$
Locals (Singaporeans & Singapore permanent residents ONLY)										
Name										
Name										
Sub-total								-		-
Foreigners										
Name										
Name										
Sub-total								-		-

ii) COLA & Airfare

- Qualifying Costs for COLA only includes room accommodation, meals and transportation incurred in the trip destination.
- Traveller should be employees of the company contributing to the project.

Name of Employee	Purpose of trip	Countries	Period of visit		Level of support	Cost of Living Allowance (COLA)		Airfare	
			From (DD/MM/YYYY)	To (DD/MM/YYYY)	(g) %	Qualifying costs (h) $	Claim amount = g x h $	Qualifying costs (i) $	Claim amount = g x i $
Locals (Singaporeans & Singapore permanent residents ONLY)									
Name									
Name									
Name									
Sub-total						-	-	-	-
Foreigners									
Name									
Name									
Name									
Sub-total						-	-	-	-
Visiting Researchers									
Name									
Name									
Name									
Sub-total						-	-		

iii) Training

- Qualifying costs comprising trainers' salaries, COLA and airfare subject to max **$10K** per trainer per month and is only supportable for local training.
- For Overseas training, related party transactions are not supported for course fees.
- For Overseas training, trainees' COLA & Airfare can be claimed under COLA & Airfare cost items.
- Trainees should be employees of the company contributing to the project.

Qualifying items (i) Course fees (ii) Trainer's salary, COLA & airfare (Pls specify trainer(s) name)	Training Details				Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
	Course description	Training period		Country of training			
		From (DD/MM/YYYY)	To (DD/MM/YYYY)				
Local Training - Course Fees or Trainer's salary, COLA & Airfare (capped at $10K per trainer per month)							
Overseas Training - Course Fees							
Sub-total						-	-

Total for (a) = (i)+(ii)+(iii)	-		-

(b) Equipment

i) Equipment

- Only purchase price and any direct cost attributed to bringing the equipment to working condition, e.g. initial transportation, insurance, handling costs, installation costs and calibration costs upon delivery.
- Delivery/ commissioning (whichever is later) made during the month will be considered as 1 full month. Equipment is supported only for the # of months the equipment is actually used for the project during the Qualifying Pe
- When a piece of equipment is not used for the project during the Qualifying Period, the company shall declare and include a negative adjustment to exclude the non-qualifying # of months which had been originally
- For Hire Purchase/leased equipment, only principal repayments/cost of leasing paid within the qualifying period for the months in which the equipment is used for are supportable. Interest incurred is not supported.
- Maintenance cost of equipment and used equipment from related parties are not supported.

Qualifying items	Actual expenses paid (g) $	Approved useful life of equipment (h)	Date of delivery/ commissioning* (DD/MM/YYYY)	No. of months equipment is used for project (i)	Level of support (j) %	Qualifying costs = g x i/h (k)	Claim amount = j x k $
Description							
Description							
Total for (b)	-					-	-

Later of either delivery or commissioning date to be used

(c) Materials & Consumables and Software

i) Materials & Consumables

Qualifying items	Date of delivery (DD/MM/YYYY)	Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
Description				
Description				
Sub-total			-	-

ii) Software

- Delivery made during the month will be considered as 1 full month. Software is supported only for the # of months the software is actually used for the project during the Qualifying Period.
- When any software is not used for the project during the Qualifying Period, the company shall declare and include a negative adjustment to exclude the non-qualifying # of months which had been originally claimed.
- Only cost of technical software is supportable.

Qualifying items	Actual expenses paid (g) $	Approved useful life of software (h)	Date of delivery/ License period (DD/MM/YYYY)	No. of months software is used for project (i)	Level of support (j) %	Qualifying costs = g x i/h (k)	Claim amount = j x k $
Description							
Description							
Sub-total	-					-	-

Total for (c) = (i)+(ii)	-		-

(d) Professional Services

- Supportable professional services include consultancy, subcontracting, testing and certification approvals that are directly related to the project.
- Audit fees are not supportable.

Qualifying items	Service period		Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
	From (DD/MM/YYYY)	To (DD/MM/YYYY)			
Science & Technology					
Description					
Sub-total (S&T)				-	-
Non-Science & Technology					
Description					
Sub-total (Non-S&T)				-	-
Total of (d)				-	-

(e) Intellectual Property

- Related party transactions, Patent application and registration are not supported.
- IPR is supported only for the # of months the IPR is actually used for the project during the Qualifying Period.
- When any IPR is not used for the project during the Qualifying Period, the company shall declare and include a negative adjustment to exclude the non-qualifying # of months which had been originally claimed.

Qualifying items	Actual expenses paid (g) $	Approved useful life of IPR (h)	Date of acquisition (DD/MM/YYYY)	No. of months IPR is used for project (i)	Level of support (j) %	Qualifying costs = g x j/i (k)	Claim amount = j x k $
Technology Acquisition							
Description							
Sub-total	-					-	-
Qualifying items				Date of incurrence (DD/MM/YYYY)	Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
Licensing/Royalties							
Description							
Sub-total						-	-
Total for (e)						-	-

(f) Others

Qualifying items	Date/Period of incurrence (DD/MM/YYYY)	Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
Description				
Description				
Description				
Description				
Total of (f)			-	-

Total Costs (a+b+c+d+e+f)	-		-

Manpower claims has been pro-rated according to the time contributed to project and involvement period of employee.

Scenario: Assuming a 5 day work week and employee spent 50% of time on project, was transferred to another department and ceased to work on project w.e.f. 14 Feb 2015. Also assume AWS was paid out in Feb 2015 and EDB grant support at 30%.

Monthly Basic Salary	Employer CPF	AWS	Employer CPF on AWS	Time Contribution	Involvement Period
$9,500	$850	$9,500	$850	50%	1 Jan 2015 - 13 Feb 2015

Correct[1] pro-ration method:

Claim amount

$$= \$[\overbrace{(9{,}500 + 850)}^{\text{Basic salary and CPF paid in Jan 2015}} + \overbrace{(9{,}500 + 850) \times (10/20 \text{ working days})}^{\text{Basic salary and CPF paid in Feb 2015}} + \overbrace{(9{,}500 + 850)}^{\text{AWS and CPF}^2 \text{ paid in Feb 2015}}] \times 50\% \text{ time} \times 30\% \text{ Support Rate}$$

= $ 12,937.50 x 30% Support Rate

= $ 3,881.25

Wrong pro-ration method:

Claim amount

= [$(9,500 x 50% time) + $(9,500 x 50% time x CPF contribution rate 17%)] x (10/20 working days) x 30% Support Rate

[1] Company to pro-rate in accordance to its internal policies. The example assumes pro-ration is computed based on the number of working days in a month.

[2] If AWS paid was not in the month when AWS was payable to all employees in the company (i.e. off cycle AWS payments), AWS would only be supportable provided the employee had worked on the project for at least 12 months from start of QP. In scenarios where employee did not contribute 100% of time to the project, AWS claims should be pro-rated according to the % of time contribution in the month of AWS payout.

FORM 1c - INTERBANK GIRO APPLICATION

APPLICATION FORM FOR INTERBANK GIRO
Please complete Part A and get your bank to complete Part B before returning the ORIGINAL copy to the following address

ECONOMIC DEVELOPMENT BOARD
250 North Bridge Road #18-00
Raffles City Tower
Singapore 179101
Attention : CFO, EDB

PART A (TO BE COMPLETED BY VENDOR)

1. Our bank details are as follows :

   Account Name ____________________

   Account Number ____________________

   Bank Name and Branch ____________________

   Bank Code and Branch Code ____________________

2. We authorise ECONOMIC DEVELOPMENT BOARD to credit all monies due to us to this bank account. Amounts so discharged would constitute valid discharge of obligations due to us. This authorisation shall continue to be in force until we have revoked it by notice in writing delivered to you.

3. In the event of a change of bank account, we shall inform you in writing 30 days in advance before the change.

Signature of Authorised Personnel ____________________

Name and Designation ____________________

Company Stamp ____________________

Tel No and Fax No ____________________

Date ____________________

PART B (TO BE COMPLETED BY VENDOR'S BANK)

We certify that the bank details and the signatures affixed in PART A are correct and consistent with our records. Please initial against any amendments to the information contained in Part A.

Signature of Authorised Personnel ____________________

Name and Designation ____________________

Bank Stamp ____________________

Tel No and Fax No ____________________

Date ____________________

FORMAT FOR EXTERNAL AUDITOR'S STATEMENT

Report on Factual Findings

To:

Mr / Ms <Name>
<Designation>
<MATRIX Implementing Company>
<Street Address 1>
<Street Address 2>
<City>
<Country> <Postal Code>

We have performed the procedures in accordance with the Terms of Reference on the Statement of Expenditure incurred by ________________________ (name of Grant Recipient) for the claim period from _________(date) to __________(date). This is in connection with the development of _________________ (project name or description and reference number) under the _____________ (name of incentive) of the Economic Development Board ("EDB") for the qualifying period from ___________ (date) to ___________ (date). Our engagement was undertaken in accordance with the Singapore Standard on Related Services SSRS 4400 Engagements to Perform Agreed-upon Procedures Regarding Financial Information.

The procedures were performed solely for the purpose of the Grant Recipient's submission of the aforementioned Statement of Expenditure to EDB in accordance with the terms and conditions specified by the EDB in its Offer Letter dated ____________ (and Supplemental Offer Letters dated _____________)*. With reference to item 1 of the Terms of Reference, we have ensured that such procedures cover at least 85% of the value claimed in the statement.

We report our findings below:

(a) With respect to item 1 of the Terms of Reference, we found no exceptions from performing the procedures (a) to (j).

(b) With respect to item 2 of the Terms of Reference, based on related parties identified by __________ (name of Grant Recipient) and as represented to us, we confirm that (i) related party claims are excluded from item categories that prohibit related party transactions and (ii) for item categories that allow related party transactions, the qualifying costs are net of mark-ups and administrative charges incurred by the Grant Recipient.

(c) With respect to item 3 of the Terms of Reference, we confirm that qualifying cost items supported under the incentive are used exclusively for the project. For qualifying cost items not used exclusively for the project, we confirm that they are suitably pro-rated.

(d) With respect to item 4 of the Terms of Reference, we have enquired and are *not aware of any* sale/lease/disposal/transfer of equipment, software or intellectual property rights that is funded by EDB during the execution of the project.

(e) With respect to item 5 of the Terms of Reference, we confirm that there is no going concern matter included in the latest audit report of the Grant Recipient.

---

* *if applicable*

(Detail the exceptions if any)

Because the above procedures do not constitute either an audit or a review made in accordance with Singapore Standards on Auditing or Singapore Standards on Review Engagements, we do not express any assurance on the Statement of Expenditure as at ___________(date).

Had we performed additional procedures or had we performed an audit or review of the financial statements in accordance with Singapore Standards on Auditing or Singapore Standards on Review Engagements, other matters might have come to our attention that would have been reported to you.

Our report is solely for the purpose set forth in the second paragraph of this report and for your information, and is not to be used for any other purpose or to be distributed to any other parties other than EDB. This report relates only to the accounts and items specified above and do not extend to any financial statements of ___________ (name of Grant Recipient), taken as a whole.

______________________ (firm)
Public Accountants and
Chartered Accountants
Singapore

_______________ (date)

Annex 5

Terms of Reference for Grant Recipient's External Auditors

1 Check that:

(a) Items and amounts claimed are in accordance with Annex 2 (Details on Qualifying Cost).

(b) Items and amounts claimed are in accordance with all terms and conditions of the offer letter (and supplemental offer letters, if any).

(c) Items claimed are used for the project as stated in the offer letter, unless otherwise stated.

(d) Items claimed by the Grant Recipient are accurately recorded in all the claim forms and schedules, and in accordance with the books and records maintained by the Grant Recipient.

(e) Description and authenticity of items claimed are valid by agreeing to appropriate source documents and other records.

(f) Claims agree to the appropriate source documents, e.g. invoices, personnel and payroll records, etc.

(g) Claims are made only upon disbursement of cash by the Grant Recipient, and do not include those that are purely accounting entries without cash outlays (e.g. accruals, depreciation).

(h) All items claimed are incurred and paid within the qualifying period as per the terms and conditions of the offer letter (and supplement offer letters, if any).

Exception:
For final claims, items claimed may be paid after the qualifying period, but before date of audit report. Notwithstanding this, all items have to be incurred within the qualifying period.

(i) Equipment claimed exists through physical sighting at the date of visit and are installed/operating for the project as stipulated in the offer letter.

(j) There is no duplication of claims submitted, i.e. claims made were not disbursed in previous claim periods.

The procedures as listed above from (a) to (j) shall cover at least 85% of the value claimed in the statement.

2 The auditors shall check that item categories that prohibit related party transactions do not include related party claims and that qualifying costs for item categories that allow related party transactions are net of mark-ups and administrative charges incurred by the Grant Recipient.

3 The auditors shall check that qualifying cost items supported under the incentive are used exclusively for the project. Otherwise, the qualifying costs shall be suitably pro-rated.

4 The auditors shall enquire and report on any sale/lease/disposal/transfer of the equipment, software or intellectual property rights, if applicable, that is funded by EDB during the execution of the project.

5 The auditors shall highlight any going concern issues raised in the latest audit report of the Grant Recipient.

6 In the event that there are errors and deviations found, the auditors shall report accordingly and provide details.

Addendum to Terms of Reference for Grant Recipient's External Auditors

(Additional guidance for External Auditors)

Claims should be filed in accordance to below notes and conditions unless prior approval has been granted by EDB to waive the conditions.

<u>General</u>

1 Grant breakdown and level of support is in accordance to EDB's Offer Letter (and any Supplemental Offer Letters).

2 Claims do not include any form of taxes, including but not limited to GST and withholding taxes.

3 Items should be itemized and categorized as per Details on Grant Computation.

4 Claims must be incurred/delivered within the Qualifying Period and before end of current claim period (e.g. prepayment for consultancy service is not claimable before consultancy service is completed).

5 Item of expenditure in this present claim should not be included in another claim for reimbursement under the present grant; or included in any claim under other incentives granted by EDB, the Government of Singapore or any other agency of the Government of Singapore.

<u>Salary</u>

6 Qualifying costs includes basic salary, 13th month bonus (AWS), employer's CPF contribution on the aforementioned costs, but exclude other bonuses and all allowances (including but not limited to superannuation, insurance and other government contributions) and their associated CPF.

7 The claim on salary + corrresponding employer's CPF contribution is capped at $10K per month per supported employee. The claim on AWS + corresponding employer's CPF contribution is capped at $10K per supported employee.

8 Manpower claims has been pro-rated according to the time contributed to project and involvement period of employee.

Scenario: Assuming a 5 day work week and employee spent 50% of time on project, was transferred to another department and ceased to work on project w.e.f. 14 Feb 2015. Also assume AWS was paid out in Feb 2015 and EDB grant support at 30%.

Monthly Basic Salary	Employer CPF	AWS	Employer CPF on AWS	Time Contribution	Involvement Period
$9,500	$850	$9,500	$850	50%	1 Jan 2015 - 13 Feb 2015

Correct[1] pro-ration method:

Claim amount

Basic salary and CPF paid in Jan 2015 | Basic salary and CPF paid in Feb 2015 | AWS and CPF [2] paid in Feb 2015

= $[(9,500 + 850) + (9,500 + 850) x (10/20 working days) + (9,500 + 850)] x 50% time x 30% Support Rate

= $ 12,937.50 x 30% Support Rate

= $ 3,881.25

Wrong pro-ration method:

Claim amount

= [$(9,500 x 50% time) + $(9,500 x 50% time x CPF contribution rate 17%)] x (10/20 working days) x 30% Support Rate

	[1] Company to pro-rate in accordance to its internal policies. The example assumes pro-ration is computed based on the number of working days in a month. [2] If AWS paid was not in the month when AWS was payable to all employees in the company (i.e. off cycle AWS payments), AWS would only be supportable provided the employee had worked on the project for at least 12 months from start of QP. In scenarios where employee did not contribute 100% of time to the project, AWS claims should be pro-rated according to the % of time contribution in the month of AWS payout.
9	Support functions such as admin and finance are not supportable.
<u>COLA & Airfare</u>	
10	Qualifying Costs for COLA only includes room accommodation, meals and transportation incurred in the trip destination.
11	Traveller should be employees of the company contributing to the project.
<u>Training</u>	
12	Qualifying costs comprising trainers' salaries, COLA and airfare subject to max $10K per trainer per month and is only supportable for local training.
13	For Overseas training, related party transactions are not supported for course fees. For Overseas training, trainees' COLA & Airfare can be claimed under COLA & Airfare cost items.
14	Trainees should be employees of the company contributing to the project.
<u>Equipment, Software and Intellectual Property</u>	
15	For equipment, only purchase price and any direct cost attributed to bringing the equipment to working condition, e.g. initial transportation, insurance, handling costs, installation costs and calibration costs upon delivery. Equipment, software and intellectual property rights claims are pro-rated according to the formulas provided in the Offer Letter.
16	Delivery made during the month will be considered as 1 full month. Equipment/Software/IPR are supported only for the # of months the equipment/software/IPR is actually used for the project during the Qualifying Period.
17	When a piece of equipment/ any software/ any IPR is not used for the project during the Qualifying Period, the company shall declare and include a negative adjustment to exclude the non-qualifying number of months which had been originally claimed.
18	Maintenance cost of equipment and used equipment from related parties are not supported.
19	Only cost of technical software is supportable.
20	Related party transactions, patent application and registration are not supported under IPR.

ANNEX 6

FORMAT FOR PROGRESS/FINAL REPORT

Please submit a report of 5-10 pages in length using the following format[7]:

Progress/Final* Report for the period _______ to __________.	
Project No. :	**Project Title :**
Principal Party : **Secondary Party :**	**Principal Investigator :**
Project Commencement Date :	**Project Completion Date :**

* Please delete accordingly

1 Summary of Project Status

1.1 Status Update of Milestone Conditions

Please provide a status update of all milestone conditions, including the progress in terms of meeting future milestone conditions.

Elapsed conditions	
Milestone condition	*Status*
Future conditions	
Milestone condition	*Status*

1.2 Project Implementation Schedule

Please update the project implementation schedule - planned versus actual, and indicate in the remarks column, the reasons for any deviation.

Capabilities	Implementation Schedule												
	2010				2011				2012				Remarks
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	
Task A • Job I • Job II	░	░	░										
{Actual Implementation}	■	■	■	■									
Task B • Job I • Job II			░	░	░								
{Actual Implementation}					■	■							
Task C • Job I • Job II						░	░	░	░	░	░	░	
{Actual Implementation}							■	■	■	■	■	■	

░ original schedule as in eform for RISC, Annex 1 - Project Deliverable & Milestones

■ actual schedule to-date

---

[7] Additional information could be provided in a separate attachment.

1.3 Highlight any significant findings, noteworthy developments, milestones achieved and capability developed in the course of the Project.

1.4 Comment on the reasons for any delay/deviation from planned project schedule.

The following are relevant only to reports for projects in progress:

1.5 Highlight with reasons any change in ownership, change in principal investigator or major change in business conditions that will have an impact on the Project.

1.6 Highlight any problems encountered that will impact on the future progress of the project.

1.7 Describe briefly your plan of action for the next six months, including remedial actions to overcome the problems encountered highlighted in 1.5 (if relevant).

2 R&D Manpower Status

		2010	2011	2012	Total
No. of new RSEs[1] hired (cumulative) :	*Committed[3]*				
	Actual				
No. of new non-RSEs hired (cumulative) :	*Committed*				
	Actual				
No. of existing[2] RSEs (cumulative) :	*Committed*				
	Actual				
No. of existing non-RSEs hired (cumulative) :	*Committed*				
	Actual				
Names of RSEs and non-RSEs : 1. 2.					

1 RSEs : Research Scientists and Engineers.
2 Existing : Employed by the company before commencement of Project.
3 Committed : Figures as originally stated in Application Form

3 Cumulative R&D Results

Please provide information where applicable. This information should be **cumulative.** For progress reports, information should be **updated** during **yearly** report submission.

(a) Capability Development

Year	Technologies/Capabilities Developed
2010	
2011	
2012	

(b) Patents and Intellectual Properties Arising from the Project

Patents/Intellectual Properties	Date and Place Filed/Granted/Generated	Status
1. {Title} & {Patent No.}		
2. {Title} & {Patent No.}		
3. {Title} & {Patent No.}		

(c) **Commercialization of R&D Results**

Year	New Products/Services Commercialized as a result of the R&D Project	Incremental Capital Investment[4] (S$)	Type of Activity[5]	No. of New Employment[6]
2010				
2011				
2012				

4 Additional capital investments by the Singapore office as a result of the new activities.
5 Type of activity in the value chain for the new product and/or service resulting from the R&D Project. E.g. manufacturing, marketing & distribution, technical support, sales, etc.
6 No. of new jobs created as a result of the new activities.

(d) **Other Benefits to Company due to R&D Project**

Benefits		2010	2011	2012	200...	200...
Revenue[7] attributed to the R&D Project (S$)	*Committed*[8]					
	Actual / Latest Forecast[8]					
Market share (%)	*Committed*					
	Actual / Latest Forecast					
Value-add per worker (S$)	*Committed*					
	Actual / Latest Forecast					

7 Revenue from new activities generated by the R&D project and which is accrued to the Singapore office
8 To provide forecast wherever data are unavailable at point of reporting

Describe how the R&D capabilities have helped your company (as projected by company in the initial project application and replicated in the above table) to :

- increase in market share (to provide a proper definition of the type of market that your company is competing in);
- increase in revenue;
- achieve competitive advantage;
- improve the ranking amongst competitors;
- achieve significant awards, certification, or worldwide recognition;
- etc.

(e) **Other Spin-offs due to R&D Project**

Highlight other spin-offs from the R&D Project, such as licensing of technologies developed, establishment of new joint ventures, companies, etc.

(f) **Potential Opportunities**

Describe how this Project has created opportunities (as projected in the initial Project application) for your company :

- in terms of new markets or expanded markets;
- potential increase in revenue;
- etc.

4 **FUTURE PLANS** **(This section is only relevant for Final Reports)**

Give a brief description of:

- any new significant R&D capabilities that your company plans to develop in the near future.
- any product/process that may be developed in the near future arising from such new R&D capabilities.

5 **Declaration**

I declare that the information of the R&D Project as described in the above report is true and to the best of my knowledge.

Signature of authorised signatory	:	______________________
Name of authorised signatory	:	______________________
Designation of authorised signatory	:	______________________
Date	:	______________________

CHECK LIST FOR SUBMISSION OF DOCUMENTS TO EDB

Acceptance Letter

1. Have you signed and returned the acceptance letter to EDB within **60 calendar days** from date of the offer letter?

Interim Claims and Reports

1. Has the Interbank Giro form been completed and submitted together with your 1st claim?
2. Have you submitted the auditor's statement, when due? Please adhere strictly to the format provided. Have all pages of form 1a and form 1b been stamped by the auditors?
3. Have you submitted the project progress report, when due?

Final Claim and Report

1. Is the final audited claim submitted within **6 months** from the end of the qualifying period?
2. Have you submitted the auditor's statement? Please adhere strictly to the format provided. Have all pages of form 1a and form 1b been stamped by the auditors?
3. Have you submitted the project final report?

(std / audit)

COY-15-RISC-II/160033
S16-1270-RISC-II (T2)
200004082G

12 October 2016

Mr Suresh Venkatesan
Chief Executive Officer
DENSELIGHT SEMICONDUCTORS PTE LTD
6 Changi North Street 2
Singapore 498831

Dear Mr Venkatesan

APPLICATION FOR THE RESEARCH INCENTIVE SCHEME FOR COMPANIES (RISC)

1. We refer to your application of 31 May 2016 for the Research Incentive Scheme for Companies (the "Application").

2. We are pleased to inform you, through this Letter of Offer, that the Economic Development Board ("EDB") has agreed to provide a grant not exceeding S$4,369,000 in total (the "Grant") to DENSELIGHT SEMICONDUCTORS PTE LTD ("the Company") under the Research Incentive Scheme for Companies for your project on the development of Denselight Semiconductors and POET Tech - Integrated Photonics (hereinafter called the "Development Project"), as described in the Application. For the avoidance of doubt, this Letter of Offer supersedes our earlier letter of offer dated 15 August 2016, which has been returned to us. The Grant shall be subject to the following terms and conditions:

Project Implementation

(a) The Company shall implement the Development Project as follows:

(i) Fulfill the terms of the letter of Offer dated 12 October 2016 (Application No. S16-1220-RISC-II (T1));

(ii) By 31 July 2021, complete the prototype validations of (i) a multi-channel CWDM DFB transmitter and (ii) a smart pixel product;

Singapore Economic Development Board
250 North Bridge Road #28-00 Raffles City Tower Singapore 179101 Tel (65) 6832 6832 Fax (65) 6832 6565 Website www.sedb.com

(iii) By 31 December 2020, increase the size of its research and development team to at least 66 RSEs and maintain this until the end of the qualifying period;

(iv) By 31 December 2019, incur in Singapore an annual research and development total business expenditure[1] in Singapore of at least S$7 million, and maintain this level until the end of the qualifying period; and

(v) Between 1 August 2016 and 31 July 2021, incur in Singapore a cumulative research and development fixed asset investment (excluding land) of at least S$25 million.

(b) The Company shall carry out the entire Development Project in Singapore.

Supported Period

(c) The Company shall commence the Development Project on 1 August 2019 and complete it by 31 July 2021. Only expenses incurred during the qualifying period which shall be from 1 August 2019 to 31 July 2021, shall be supported by the Grant. Expenses incurred outside the qualifying period will not be supported. The qualifying period shall not be extended to include any phases of the Development Project that were not originally included in the Application.

Grant Support

(d) The Grant shall cover:

(i) For all new[2] local[3] RSEs, 30% of the actual qualifying costs of such RSEs' (a) salary; (b) Cost of Living Allowance (COLA); and (c) airfare;

(ii) For all existing local RSEs, 20% of the actual qualifying costs of such RSEs' (a) salary; (b) Cost of Living Allowance (COLA); and (c) airfare;

---

[1] This refers to all R&D TBE incurred by the Company, including that incurred other than for the Development Project.

[2] In the Letter of Offer, a "new" RSE shall refer to new employees hired for the purpose of the Development Project. An employee is considered new if he/she commences employment at the Company on or after 1 August 2019. For the avoidance of doubt, costs incurred in respect of these new RSEs are only supported under the Grant if incurred during the qualifying period.

[3] In this Letter of Offer, a "local" RSE shall mean an RSE who is either a Singapore Citizen or a Singapore Permanent Resident.

(iii) For all new foreign RSEs, 20% of the actual qualifying costs of such RSEs' (a) salary; (b) Cost of Living Allowance (COLA); and (c) airfare, which together with the qualifying costs for existing foreign RSEs in clause 2(d)(iv), shall not exceed 50% of total disbursements made under the Manpower category;

(iv) For all existing foreign RSEs, 10% of the actual qualifying costs of such RSEs (a) salary; (b) Cost of Living Allowance (COLA); and (c) airfare, which together with the qualifying costs for new foreign RSEs in clause 2(d)(iii), shall not exceed 50% of total disbursements made under the Manpower category;

(v) 50% of the actual qualifying costs of S&T[4] Singapore-based professional services; and

(vi) 20% of the actual qualifying costs for all other qualifying cost items incurred by the Company on the Development Project during the qualifying period,

up to the respective grant caps listed below. The qualifying cost items are listed below and shall be subject to a total maximum grant of S$4,369,000.

Category	Qualifying Cost Items	Approved Grant (S$)
Manpower		
	Salary (Local-Singapore Citizens/Singapore PRs)	2,051,856
	Salary (Foreigners)	121,330
	COLA, Airfare & Training	11,400
Equipment, Materials, Consumables and Software		
	Equipment	359,659
	Materials, Consumables & Software	1,752,327
Singapore-based Professional Services		
	S&T	72,600
	Non-S&T	0

[4] Science and Technology

Intellectual property rights	Licensing / royalties & technology acquisition	0
Others	NA	0
Total		4,369,172
Total Approved Grant (Rounded down to nearest thousand dollars)		4,369,000

(e) The qualifying costs for salaries under the manpower category are basic salaries, 13th month bonus[5] and employer's contribution to CPF on the aforementioned two costs, but exclude other bonuses and all allowances, regardless of whether they are included under basic salaries for income tax purposes or any other purpose. Grant support for basic salary or 13th month bonus, and the corresponding employer's contribution to CPF payable thereon, shall be capped at S$10,000 per month per employee supported.

(f) Related party transactions shall not be supportable for the following categories: overseas training, used equipment, professional services and intellectual property rights. For related party transactions in other categories, the qualifying cost for each such transaction shall be such cost as is incurred by the Company, excluding any mark-ups and administrative charges that may be imposed by the related party in respect of that transaction.

(g) Only professional services rendered in Singapore by Singapore-based service providers are supportable.

(h) The qualifying cost for equipment[6] is pro-rated based on the number of months the equipment is used for the project over the approved useful life of the equipment or 36 months, whichever is longer.

Qualifying Cost for equipment (eqpt) =

$$(\text{Cost incurred}) \times \frac{\text{No. of months eqpt is used for the project}}{\text{Approved useful life of eqpt or 36 months, whichever is longer}}$$

---

[5] Supportable if (i) included as a standard component of employee's salary package; (ii) paid out during the Qualifying Period and (iii) employee is working on the project at the point of bonus payout. Note: For every 12 months of the Qualifying Period, only one 13th month bonus is supportable.

[6] The qualifying cost for equipment, software and IPR shall not exceed 100% of the respective actual expenditure incurred.

(i) The qualifying cost for software[6] is pro-rated based on the number of months the software is used for the project over the approved useful life of the software or 24 months, whichever is longer.

Qualifying Cost for software =

$$(\text{Cost of software}) \times \frac{\text{No. of months software is used for the project}}{\text{Approved useful life of software or 24 months, whichever is longer}}$$

(j) The qualifying cost for intellectual property rights (IPR)[6] is pro-rated based on the number of months the IPR is used for the project over the approved useful life of the IPR or 60 months, whichever is longer.

Qualifying Cost for IPR =

$$(\text{Cost of acquired IPR}) \times \frac{\text{No. of months IPR is used for the project}}{\text{Approved useful life of IPR or 60 months, whichever is longer}}$$

(k) Details of qualifying costs are set out more fully in Annex 2.

(l) All qualifying cost items supported under the Grant shall be used exclusively for the Development Project. In the event where qualifying cost items are not used exclusively for the Development Project, the qualifying costs items shall be suitably pro-rated.

(m) The Company shall not sell, lease, dispose or otherwise transfer the equipment or software supported under the Grant to another party during the execution of the Development Project without first obtaining the written approval of EDB, which if so granted, shall be on such terms as EDB deems fit. The Company shall at all times maintain proper records with respect to the assets acquired through the Grant.

Disbursements

(n) Disbursements shall be made on a reimbursement basis upon application by the Company at intervals of not less than 3 months. EDB reserves the right to stop all disbursements unless the Company shows to EDB that (i) the Company has met every condition imposed on the Company in this Letter of Offer as it fell due; and (ii) there are no considerations, financial or otherwise, that may affect the Company's ability to meet any applicable condition by the due date of that condition or otherwise affect the satisfactory completion of the Development Project. For the avoidance of doubt, any disbursements made shall not be taken to mean that EDB is satisfied of the matters referred to in (i) and (ii) above, and shall be without prejudice to EDB's rights under clause 2(v).

(o) Claims must be submitted using the prescribed Form 1a and 1b and shall be certified by a duly authorised signatory of the Company. The amount of grant monies disbursed shall be based on the actual qualifying cost items incurred by the Company on the Development Project during the qualifying period.

(p) The grant will be disbursed as follows:

Disbursements of up to a cumulative total 70% of the approved quantum of the Grant shall be made upon application by the Company. The remaining 30% of the approved quantum of the Grant may be released upon application by the Company on (i) completion of the Development Project and (ii) fulfillment of all conditions. In all cases, the final claim by the Company may only be released where (i) and (ii) are met even if the total amount of disbursements does not exceed a cumulative total 70% of the approved quantum of the Grant.

(q) Any disbursement of grant monies in respect of the qualifying costs of foreign employees that, in aggregate, exceeds 50% of total disbursements under the Manpower category, shall be refunded to EDB by the Company within thirty (30) calendar days of receipt of written notice from EDB to the Company. Such notice shall be served on the Company during the final year of the qualifying period, on the assumption that the Development Project is progressing satisfactorily into the final year.

(r) For each claim and where suitable, the first 50% of the amount claimed will be disbursed to the Company upon receipt of claim and the remaining 50% will be disbursed upon the completion of checks. For the avoidance of doubt, this clause shall not apply to the final claim or where the Company fails to submit any required document on time.

(s) The final audited claim shall be submitted to EDB with complete documentation (including the auditor's statement for the remainder of the qualifying period not covered in the last audit, if any) within 6 months from the end of the qualifying period.

Submission of Progress Reports

(t) The Company shall submit progress reports to EDB at **yearly intervals** in accordance with the prescribed format in Annex 6. The final report is to be submitted within 6 months from the end of the qualifying period or from completion of the Development Project, whichever is earlier.

Submission of documentation with disbursement claims

(u) **All claims must be externally audited by a Public Accountant/ audit firm registered with the Accounting and Corporate Regulatory Authority.** The audited claims shall be submitted on an **annual basis,** as well as when the Development Project is completed or terminated. The wording of the auditor's statement should follow the prescribed format in Annex 4. The Company shall make available to its auditor this Letter of Offer and its accompanying annexes, including the attached Terms of Reference for the External Auditor per Annex 5. The Company shall ensure that the external auditor forwards a copy of the auditor's statement directly to EDB upon completion of the audit. In the event that the external auditor cannot issue an unqualified statement, EDB shall have direct access to the external auditor to gather details with regard to the audit findings.

Breach of term or condition

(v) In the event of any breach of any term or condition of the Grant or the grant awarded for application S16-1220-RISC-II (T1), EDB shall give due consideration to a reassessment of the same. Notwithstanding the foregoing, EDB reserves the right to stop all disbursements and recover from the Company the total amount of grant monies paid to the Company **under both grants**. EDB also reserves the right to pursue all remedies available to it under the laws of Singapore.

Other Conditions

(w) The Company shall comply with the Additional Terms and Conditions of Grants at Annex 1.

3. If you wish to accept the Grant, subject to the terms and conditions stipulated above, please sign the attached acceptance letter and return it to EDB **within 60 calendar days** from the date of this letter, **failing which this offer shall lapse** and the Company will be required to re-submit its application anew should it wish to proceed. Please also note that the Grant is valid **only** upon full acceptance of the stipulated terms and conditions.

4. If you have any queries, please contact Russell CHAN at **Tel 6832 6195.** For queries on claims, please call the Finance hotline at 6832 6416. We wish you every success in this project.

Yours sincerely

PEE BENG KONG
DIRECTOR
ELECTRONICS

Enclosures:

Acceptance Letter

Annex 1	Additional Terms and Conditions for Grants
Annex 2	Details of Qualifying Costs
Annex 3	Submission of Claim Forms and Reports Form 1 a - Fund Request Form 1 b - Breakdown of Fund Request Form 1 c - Interbank Giro Form
Annex 4	Format for External Auditor's Statement
Annex 5	Terms of Reference for External Auditors
Annex 6	Format for Project Progress and Final Report

COY-15-RISC-II/160033
S16-1270-RISC-II (T2)
200004082G

Chairman
Economic Development Board
250 North Bridge Road
#28-00 Raffles City Tower
Singapore 179101

Attention : Mr Pee Beng Kong

ACCEPTANCE OF GRANT AWARD UNDER THE RESEARCH INCENTIVE SCHEME FOR COMPANIES

1. We refer to your Letter of Offer dated 12 October 2016.

2. We confirm that we will be undertaking the Development Project as stated in our Application and that we accept the award of the Grant, subject to the terms and conditions of the above mentioned Letter of Offer.

3. We understand the need for EDB to ensure good governance of public funds and hence will ensure that all claims for reimbursement of project expenditure are true and correct and all terms and conditions of the above mentioned Letter of Offer are complied with.

For and on behalf of DENSELIGHT SEMICONDUCTORS PTE LTD.

Signature of authorised signatory	:	____________________
Name of authorised signatory	:	____________________
Designation of authorised signatory	:	____________________
Date	:	____________________

CC: Russell CHAN / ELEC

* Please detach and return ONLY this letter of acceptance after it has been endorsed.

ADDITIONAL TERMS AND CONDITIONS FOR GRANTS

Definitions

1. Where the term appears in this Letter of Offer, cumulative fixed asset investment ("FAI") refers to fixed assets (at cost), excluding land, as at the milestone date specified. Additional fixed asset investment ("FAI") refers to additional fixed assets (at cost), excluding land, invested over the specified period. In each case, the calculation of FAI shall be net of disposal of assets. Where there is a requirement to "maintain" FAI, this means that any sale of the assets constituting the requisite FAI shall be compensated for by the incurring of replacement FAI.

2. Where the term appears in this Letter of Offer, Total Business Expenditure ("TBE") shall be ascribed the meaning attributed to it under Item 5 in Part II of the Application for Incentive (Form A/R). Unless otherwise specified in the Letter of Offer, TBE refers to the expenditure incurred during the relevant twelve-month period immediately preceding the due date of the condition in question.

Utilisation of grant monies

3. Virement from one qualifying cost item to another is not permitted.

4. Grant monies shall not be applied towards the payment of any form of taxes, including but not limited to GST and withholding taxes.

5. All Grant monies received shall be used solely for the implementation of the Development Project.

Submission of claims

6. EDB reserves the right to -

   I. require the provision of any document or information for the purposes of verifying a claim; and

   II. reject any claim not submitted in accordance with the prescribed procedures or in respect of which the Company is unable to provide justification to EDB's satisfaction.

Principal Investigator

7. The Company shall appoint a person (hereinafter called the "Principal Investigator") to lead the Development Project. The Principal Investigator shall be responsible for the proper management, co-ordination and progress of the Development Project, the management of grants disbursed and all other matters pertaining to the

Development Project, including the preparation of claims, submission of auditor's statements and progress reports.

8. EDB shall at all times have access to the Principal Investigator with regards to all matters pertaining to the Development Project. Under no circumstances shall the Principal Investigator be considered an agent or employee of EDB.

9. The Company shall inform EDB in writing of any change in the Principal Investigator.

Co-operation with EDB

10. The Company shall disclose information pertaining to the Development Project as requested by EDB and for the purpose of allowing EDB to determine whether the Company is complying with the terms and conditions governing the Grant, permit EDB officers to (i) inspect the premises where the Development Project is carried out, (ii) examine the Company's financial statements related to the Development Project and (iii) check the Company's records on the progress of the Development Project.

11. The Company shall inform EDB of any changes in the Company's shareholders or principal activities which are not stated in its Application.

12. If required by EDB, the Company shall -

    I. Provide thorough responses to surveys or any other studies that may be carried out by EDB from time to time, information on the Development Project;

    II. Submit a report comparing its projections in the Application with the actual realised figures, in accordance with any format or timeline that may be stipulated by EDB from time to time;

    III. Submit a copy of its annual financial statements.

Termination and Default

13. The Company shall comply with the terms and conditions set out in the Letter of Offer until the end of the period of validity of the Grant or the due date of the final condition(s) imposed under the Letter of Offer, whichever is later. The Company shall notify EDB as soon as possible should it fail to fulfill or maintain any said term or condition. For the avoidance of doubt, under no circumstances shall a failure to comply with said terms and conditions permit the Company to unilaterally treat the Grant as having been terminated or revoked. Should the Company seek the revocation of the Grant, it shall make a request in writing to EDB and the Grant shall continue to have effect until such

time as the request is approved and EDB notifies the Company of the revocation of the Grant.

14. In the event -

(a) the Development Project is terminated or aborted;
(b) the Company is likely to cease to exist as a distinct legal entity during the qualifying period or (where such exists) the development period, whichever ends later; or
(c) where the Company is a foreign company with a branch registered in Singapore with the Accounting and Corporate Regulatory Authority, the Company's business operations or registration with the Accounting and Corporate Regulatory Authority is likely to cease during the qualifying period or (where such exists) the development period, whichever ends later,

then -

(i) the Company shall be obliged to inform EDB in writing of the same immediately, and in the case of sub-clauses (b) & (c), where the cessation of existence, cessation of business operations or cessation of registration is inititated by the Company, EDB shall be informed at least six months before the intended date of cessation of existence, cessation of business operations or cessation of registration, as the case may be; and

(ii) such termination, abortion, cessation of existence, cessation of business operations or cessation of registration, as the case may be, shall be a breach of terms and conditions on the Incentive.

Confidentiality

15. The terms and conditions of the Grant shall be kept confidential by the Company and shall be disclosed to a director, officer or employee of the Company only to the extent that the disclosure is necessary for the said director's, officer's or employee's as the case may be, performance of his duties. Said information shall not be disclosed to any third parties, including but not limited to the general public and the press, except with the prior written approval of EDB. Notwithstanding the generality of the foregoing, the Company may release said information, on a strictly confidential and need to know basis, to auditors, tax consultants and legal advisors as may be necessary for the purposes of obtaining professional advice PROVIDED the Company ensures that such third parties are first informed of and acknowledge in writing the confidential nature of the disclosed information. The Company may also release the said information to the Inland Revenue Authority of Singapore ("IRAS") where the release is made pursuant to a statutory obligation owed to IRAS.

Disclaimers

16. The failure by EDB to insist upon strict performance of the terms and conditions of the Grant shall not constitute a waiver of any of EDB's rights therein, at law or in equity, or a waiver of any other term or condition of the Grant.

17. No waiver or variation of the terms and conditions of the Grant shall be valid unless such waiver or variation is notified or agreed upon in writing by a duly authorised representative of EDB of Director-level or higher.

18. Neither EDB nor the Company shall by virtue of the Letter of Offer, be deemed to be in a relationship of partnership, agency or employment with the other.

19. No person, save EDB and the Company, shall have any right under any statutory provisions or applicable law to the extent their operation may be excluded, to enforce against EDB or the Company any of the terms or conditions of the Grant.

Others

20. The award of a Grant shall not absolve the Company from its obligation to comply with the requirements of any law for the time being in force that applies to its operations.

21. The Company shall not seek or receive funds from any other incentives offered by the Government of Singapore or any of its agencies for funding of the Development Project.

22. EDB reserves the right to amend the terms and conditions of the Grant from time to time and as may be deemed necessary by EDB, except that any amendment to the terms and conditions with regard to project implementation as stated in clause *2(a)* of the Letter of Offer shall be subject to mutual written consent.

23. The Letter of Offer embodies the entire agreement between EDB and the Company in respect of the Grant and any prior or contemporaneous representations, either oral or written, are hereby superseded.

24. The Company shall carry out all related party transactions at arm's length. A related party, for the purposes of this clause, shall be determined with reference to Financial Reporting Standards 24.

25. Headings or titles in this Letter of Offer are for reference and convenience only and do not form part of this Letter of Offer and shall not affect its interpretation.

26. In no event shall the aggregate liability of the Company (whether based on any action or claim in contract, tort, or otherwise) to EDB arising out of or relating to the Grant exceed the total Grant amount payable to the Company by EDB under the Letter of Offer.

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables)

<< Back to Instructions | < Back | Next >

Please enter your inputs in the cells only

1 SALARY - Locals

Incentive Duration (in months): 24

No.	Designation	Number of Staff	New or Existing Staff	Qualification	Monthly Basic Salary per person (S$)	Monthly Employer's CPF per person per person (S$)	Involvement per person (man-months)	AWS per person (months)	Total Cost* (S$)	EDB Use Only: Allow (Y/N)	% Support Rate [eg. 20%]	Recommend Cost (S$)	Qualifying Cost (S$)	Comments
1	Chief Technology Officer	1	Existing	PhD	24,000.00	3,120.00	18	1	515,280.00	Y	20%		515,280.00	
2	VP Engineering	1	Existing	PhD	20,000.00	2,600.00	20	1	474,600.00	Y	20%		474,600.00	
3	Director of Engineering	1	Existing	M Eng	11,500.00	1,955.00	22	1	309,465.00	Y	20%		309,465.00	
4	VP Procurement	1	Existing	BBA	11,000.00	1,430.00	8	-	99,440.00	N			-	Procurement not supported
5	GM Factory Management	1	Existing	PhD	9,600.00	1,632.00	8	-	89,856.00	N			-	Factory mgmt not supported
6	Asst Director Product Engineering	1	Existing	B Eng	6,000.00	1,020.00	24	2	182,520.00	Y	20%		182,520.00	
7	QA Manager	1	Existing	BEC	5,400.00	918.00	16	1	107,406.00	N			-	QA not supported
8	Facilities & Maintenance (F&M) Manager	1	Existing	NTC II	6,600.00	858.00	11	-	82,038.00	N			-	Facilities staff not supported
9	Section Manager (Tech: PTU)	1	Existing	B Eng	5,100.00	867.00	24	2	155,142.00	Y	20%		155,142.00	
10	Section Manager (Fab A)	1	Existing	B Eng	4,800.00	816.00	18	1	106,704.00	Y	20%		106,704.00	
11	Section Manager (Fab B)	1	Existing	B Eng	4,800.00	816.00	18	1	106,704.00	Y	20%		106,704.00	
12	Section Manager (APT)	1	Existing	M Sc	4,800.00	816.00	18	1	106,704.00	Y	20%		106,704.00	
13	Section Manager (Acting) (ILM)	1	Existing	B Eng	4,000.00	680.00	20	1	98,280.00	Y	20%		98,280.00	
14	Engineer (Tech: PTU)	1	Existing	B Eng	4,000.00	680.00	24	2	121,680.00	Y	20%		121,680.00	
15	Engineering Technician (F&M)	1	Existing	Diploma	2,000.00	340.00	8	-	18,720.00	N			-	Facilities staff not supported
16	Procurement Executive	1	Existing	M Sc	3,800.00	646.00	10	-	44,460.00	N			-	Procurement not supported
17	Engineer (Fab B)	1	Existing	B Eng	3,400.00	578.00	18	1	75,582.00	Y	20%		75,582.00	
18	QA Engineer	1	Existing	B Sc	4,200.00	714.00	16	1	83,538.00	N			-	QA not supported
19	QA Engineer	1	Existing	B Eng	3,800.00	646.00	16	1	75,582.00	N			-	QA not supported
20	Fab Specialist/Technician	1	Existing	NITEC	1,400.00	238.00	10	-	16,380.00	Y	20%		16,380.00	
21	Fab Specialist/Technician	1	Existing	NITEC	1,400.00	238.00	10	-	16,380.00	Y	20%		16,380.00	
22	Manager (Design Engineer)	1	Existing	PhD	9,000.00	1,530.00	24	2	273,780.00	Y	20%		273,780.00	
23	Senior Principal Engineer (Fab)	1	Existing	M Eng/PhD	7,800.00	1,014.00	24	2	229,164.00	Y	20%		229,164.00	
24	Principal Engineer (Tech)	1	Existing	M Eng/PhD	7,800.00	1,326.00	24	2	237,276.00	Y	20%		237,276.00	
25	Principal Engineer (Design)	1	Existing	M Eng/PhD	10,000.00	1,700.00	24	2	304,200.00	Y	20%		304,200.00	
26	Engineer (Tech: Epi-Design)	1	Existing	B Eng	3,800.00	646.00	24	2	115,596.00	Y	20%		115,596.00	
27	Engineer (Tech: Device-Design)	1	Existing	B Eng	3,800.00	646.00	24	2	115,596.00	Y	20%		115,596.00	
28	Engineer (Tech: Process-Design)	1	Existing	B Eng	3,800.00	646.00	24	2	115,596.00	Y	20%		115,596.00	
29	Engineer (Fab A)	1	Existing	B Eng	3,800.00	646.00	18	1	84,474.00	Y	20%		84,474.00	
30	Engineer (Fab B)	1	Existing	B Eng	3,800.00	646.00	18	1	84,474.00	Y	20%		84,474.00	
31	Engineer (APT)	1	Existing	B Eng	3,800.00	646.00	18	1	84,474.00	Y	20%		84,474.00	
32	Asst Engineer (Fab A)	1	Existing	Diploma	2,600.00	442.00	10	-	30,420.00	Y	20%		30,420.00	
33	Asst Engineer (Fab B)	1	Existing	Diploma	2,600.00	442.00	10	-	30,420.00	Y	20%		30,420.00	
34	Asst Engineer (APT)	1	Existing	Diploma	2,600.00	442.00	10	-	30,420.00	Y	20%		30,420.00	
35	R&D Director	1	Existing	PhD	11,000.00	1,870.00	22	1	296,010.00	Y	20%		296,010.00	
36	R&D Scientist/Engineer	2	Existing	PhD	9,000.00	1,530.00	24	2	547,560.00	Y	20%		547,560.00	
37	Director of Product Development	1	Existing	PhD/M Sc	11,000.00	1,870.00	24	2	334,620.00	Y	20%		334,620.00	

EDB Singapore

Singapore: A Global Leader, A Great City, A Home in Asia. For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) << Back to Instructions < Back Next >

Please enter your inputs in the cells only

38	Senior Product Development Engineer	2	Existing	M Eng/M Sc	5,400.00	918.00	24	2	328,536.00	Y	20%	[illegible]	328,536.00	[illegible]
39	Director of Reliability	1	Existing	PhD/M Sc	11,000.00	1,870.00	20	1	270,270.00	Y	20%	[illegible]	270,270.00	[illegible]
40	Director of Tech Product Marketing	1	Existing	M Eng/MBA	11,000.00	1,870.00	18	1	244,530.00	Y	20%	[illegible]	244,530.00	[illegible]
41	Senior Tech Product Marketing Manager	2	Existing	M Eng/B Eng	11,000.00	1,870.00	20	1	540,540.00	N	[illegible]	[illegible]	-	Marketing not supported [illegible]
42	Fab Operations Engineer	2	Existing	B Eng	3,800.00	646.00	24	2	231,192.00	Y	20%	[illegible]	231,192.00	[illegible]
43	Senior Process Engineer	1	Existing	B Eng/M Eng	4,800.00	816.00	24	2	146,016.00	Y	20%	[illegible]	146,016.00	[illegible]
44	Senior Equipment Engineer	2	Existing	B Eng	4,800.00	816.00	18	1	213,408.00	Y	20%	[illegible]	213,408.00	[illegible]
45	Maintenance Engineer	2	Existing	B Eng	3,800.00	646.00	17	1	160,056.00	N	[illegible]	[illegible]	-	Maintenance not supported [illegible]
46	Fab Technician	1	Existing	Diploma	3,000.00	510.00	10	-	35,100.00	Y	20%	[illegible]	35,100.00	[illegible]
47	Equipment Technician	1	Existing	Diploma	3,000.00	510.00	10	-	35,100.00	Y	20%	[illegible]	35,100.00	[illegible]
48	Reliability/Burn-in Engineer	2	Existing	B Eng/M Eng	4,800.00	816.00	17	1	202,176.00	Y	20%	[illegible]	202,176.00	[illegible]
49	Reliability/Burn-in Technician	4	Existing	Diploma	3,000.00	510.00	18	1	266,760.00	Y	20%	[illegible]	266,760.00	[illegible]
50	Fab Technician	3	Existing	Diploma	3,000.00	510.00	10	-	105,300.00	Y	20%	[illegible]	105,300.00	[illegible]
51	Equipment Technician	2	Existing	Diploma	3,000.00	510.00	10	-	70,200.00	Y	20%	[illegible]	70,200.00	[illegible]
52	Product Development Engineer	2	New	B Eng/M Eng	4,800.00	816.00	24	2	292,032.00	Y	30%	[illegible]	292,032.00	[illegible]
53	Design Engineer	2	New	B Eng/M Eng	4,800.00	816.00	24	2	292,032.00	Y	30%	[illegible]	292,032.00	[illegible]
54	Process Engineer	2	New	B Eng	4,000.00	680.00	24	2	243,360.00	Y	30%	[illegible]	243,360.00	[illegible]
55	Equipment Engineer	2	New	B Eng	4,000.00	680.00	24	2	243,360.00	Y	30%	[illegible]	243,360.00	[illegible]
56	Senior Reliability Engineer	1	New	B Eng/M Eng	6,600.00	1,122.00	24	2	200,772.00	Y	30%	[illegible]	200,772.00	[illegible]
57	Reliability Manager	1	New	PhD/M Sc	11,000.00	1,870.00	12	1	167,310.00	Y	30%	[illegible]	167,310.00	[illegible]
58	Process Engineer	2	New	B Eng	4,000.00	680.00	12	1	121,680.00	Y	30%	[illegible]	121,680.00	[illegible]
59	Process Technician	3	New	Diploma	3,000.00	510.00	18	1	200,070.00	Y	30%	[illegible]	200,070.00	[illegible]
60	Equipment Engineer	2	New	B Eng	4,000.00	680.00	11		102,960.00	Y	30%	[illegible]	102,960.00	[illegible]
61	Equipment Technician	2	New	Diploma	3,000.00	510.00	11		77,220.00	Y	30%	[illegible]	77,220.00	[illegible]
								Total	10,590,521.00				9,288,885.00	

- Supportable items are basic salaries, 13th month bonus and employer's contribution to CPF on the aforementioned two costs, but exclude other bonuses and all allowances.
- A grant cap of S$10,000 per employee per month applies to basic salary + employer's CPF contribution on basic salary.
  The same grant cap applies to 13th month bonus and the corresponding employer's CPF contribution.
- 13th month bonus is supported only if
  (i) this is included as a standard component in the employee's salary package
  (ii) 13th month bonus is paid out during the Qualifying Period and
  (iii) employee is working on the project at the point of bonus payout.
  Note: For every 12 months of the Qualifying Period, only one 13th month bonus is supportable.
- Support functions such as Admin and Finance are not supportable.

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables)

<< Back to instructions < Back Next >

Please enter your inputs in the cells only

2 SALARY - Foreigners

No.	Designation	Number of Staff	New or Existing Staff	Qualification	Monthly Basic Salary	Involvement	AWS	Total Cost*	Allow	% Support Rate (eg. 20%)	Recommend Cost	Qualifying Cost	Comments
					per person (S$)	per person (man-months)	per person (months)	(S$)	(Y/N)		(S$)	(S$)	
1	SVP Sales and Marketing	1	Existing	B Sc	14,000.00	18	1	266,000.00	N			-	Sales and marketing not supported
2	PPC Manager	1	Existing	B Eng	4,800.00	12	1	62,400.00	Y	10%		62,400.00	
3	Section Manager (APT)	1	Existing	B Eng	4,000.00	18	1	76,000.00	Y	10%		76,000.00	
4	Engineer (APT)	1	Existing	B Eng	3,600.00	20	1	75,600.00	Y	10%		75,600.00	
5	Engineer (Product Engineering)	1	Existing	B Sc	3,800.00	22	1	87,400.00	Y	10%		87,400.00	
6	Sales and Marketing Executive	1	Existing	B Eng	3,500.00	12	1	45,500.00	N			-	Sales and marketing not supported
7	Engineer (Technology)	1	Existing	M Eng	4,200.00	24	2	109,200.00	Y	10%		109,200.00	
8	Fab Specialist/Technician	1	Existing	SPM	1,100.00	10	-	11,000.00	Y	10%		11,000.00	
9	Operators	9	Existing	Technical High School	1,100.00	7	-	69,300.00	N			-	Operators not supported
10	Operators	12	Existing	Technical High School	1,100.00	7	-	92,400.00	N			-	Operators not supported
11	VP Product Engineering/Management	1	Existing	PhD	19,500.00	22	1	448,500.00	Y	10%		448,500.00	
12	Epitaxy Specialist	1	Existing	PhD	13,200.00	24	2	343,200.00	Y	10%		343,200.00	
13	Operators	5	Existing	Technical High School	1,100.00	7	-	38,500.00	N			-	Operators not supported
14	Operators	6	New	Technical High School	1,100.00	7	-	46,200.00	N			-	Operators not supported
15	Operators	6	New	Technical High School	1,100.00	4	-	26,400.00	N			-	Operators not supported
16	Operators	9	New	Technical High School	1,100.00	2	-	19,800.00	N			-	Operators not supported
							Total	1,817,400.00				1,213,300.00	

* Supportable items are basic salaries and 13th month bonus, but exclude other bonuses and all allowances.
* A grant cap of S$10,000 per employee per month applies to basic salary. The same grant cap applies to 13th month bonus.
* 13th month bonus is supported only if
  (i) this is included as a standard component in the employee's salary package
  (ii) 13th month bonus is paid out during the Qualifying Period and
  (iii) employee is working on the project at the point of bonus payout.
  Note: For every 12 months of the Qualifying Period, only one 13th month bonus is supportable.
* Support functions such as Admin and Finance are not supportable.

EDB Singapore

Singapore: A Global Leader. A Great City. A Home in Asia. For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & << Back to Instructions < Back Next >

Please enter your inputs in the cells only

3 COURSE FEES (LOCAL TRAINING)

No.	Description	Location	Course Fees / Expatriate trainer's Cost*	Course Fee	Expatriate trainer's Total Salary & Airfare	Expatriate trainer's COLA/day	Duration	Total Cost
			(C / E)	($$)	($$)	($$)	(Days)	($$)
1	Process development and transfer (2019)	Singapore	E		7,500.00	400.00	5	9,500.00
2	Design and layout (2019)	Singapore	E		7,500.00	400.00	5	9,500.00
3	Test, characterization,	Singapore	E		7,500.00	400.00	5	9,500.00
4	Product development (2019)	Singapore	E		7,500.00	400.00	5	9,500.00
5	Process development and transfer (2020)	Singapore	E		7,500.00	400.00	5	9,500.00
6	Product development (2020)	Singapore	E		7,500.00	400.00	5	9,500.00
							Total	57,000.00

EDB Use Only

No.	Allow	Recommend Course Fee	Qualifying Course Fee	Allow	Recommend Expatriate trainer's Total Salary & Airfare	Qualifying Expatriate trainer's Total Salary & Airfare	Allow	Recommend COLA/day	Qualifying COLA/day	Comments
	(Y/N)	($$)	($$)	(Y/N)	($$)	($$)	(Y/N)	($$)	($$)	
1	N		-	Y		7,500.00	Y		400.00	
2	N		-	Y		7,500.00	Y		400.00	
3	N		-	Y		7,500.00	Y		400.00	
4	N		-	Y		7,500.00	Y		400.00	
5	N		-	Y		7,500.00	Y		400.00	
6	N		-	Y		7,500.00	Y		400.00	
			-			45,000.00			2,400.00	

* This refers to Expatriate trainer's salary, airfare and COLA.
Grant for expatriate trainers conducting local training (i.e. salaries, airfare & COLA) is subject to a cap of $10K per supported trainer per month.
If there is more than one expatriate trainer, please fill in additional row(s).

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) << Back to Instructions < Back

Please enter your inputs in the cells only

4 EQUIPMENT

No.	Description	Proposed Quantity	Unit Cost less Residual Value*	Total Cost^	Useful Life of Equip.	Number of months Equipment is used for project
			(S$)	(S$)	(mths)	(mths)
1	MOCVD (GaAs)	1	3,000,000.00	3,000,000.00	60	24.00
2	Nanoimprint lithogrpahy (higher resilution)	1	2,000,000.00	2,000,000.00	60	24.00
3	Optical stepper (smaller features, advanced node, higher resolution)	1	4,000,000.00	4,000,000.00	72	24.00
4	E-beam evaporator (M2)	2	600,000.00	1,200,000.00	84	12.00
5	Lithography miscroscopes (higher reslution)	2	150,000.00	300,000.00	96	24.00
6	Lapping and Polishing	2	300,000.00	600,000.00	84	12.00
7	Mask aligner (higher resolution, smaller features)	1	350,000.00	350,000.00	84	12.00
			Total	11,450,000.00		

EDB Use Only			
Allow	Recommend Cost	Qualifying Cost	Comments
(Y/N)	(S$)	(S$)	
Y		1,200,000.00	
Y		800,000.00	
Y		1,333,333.33	
Y		171,428.57	
Y		75,000.00	
Y		85,714.29	
Y		50,000.00	
		3,715,476.19	

* Residual value is the estimated amount that could currently be obtained from disposal of the asset, after deducting the estimated costs of disposal, if the asset were already of the age and in the condition expected at the end of its useful life.

^ Maintenance cost of equipment is not supportable. The equipment cost is determined by the net difference between its initial value
Only equipment delivered within the Qualifying Period are supported.
For Hire Purchase, only principal repayments made within the Qualifying Period are supportable. For leased equipment, only cost of

EDB singapore

Singapore: A Global Leader. A Great City. A Home in Asia. For Business, Innovation and Talent

Annex 2

PART I - DIRECT DEVELOPMENT COSTS (Manpower, Equipment, Materials & Consumables) << Back to Instructions < Back

Please enter your inputs in the cells only

5 MATERIALS & CONSUMABLES

No.	Description	Local or Import	Total Cost*
		(L / I)	(S$)
1	GaAs Epitaxial Wafers	I	6,597,500.00
2	InP Epitaxial Wafers	I	2,275,000.00
3	Fabricated Optical Gratings	I	2,100,000.00
4	Consumables for Fab Operations	L	600,000.00
5	Consumables for Fab Equipment	L	1,000,000.00
6	Gases, Chemicals, etc.	L	525,000.00
7	GaAs Substrates	L	750,000.00
8	InP Substrates	L	1,800,000.00
9	Sources for Growth	I	2,455,000.00
10	Others	L	220,000.00
		Total	18,322,500.00

EDB Use Only			
Allow	Recommend Cost	Qualifying Cost	Comments
(Y/N)	(S$)	(S$)	
Y	[illegible]	6,597,500.00	[illegible]
Y	[illegible]	2,275,000.00	[illegible]
Y	[illegible]	2,100,000.00	[illegible]
Y	[illegible]	600,000.00	[illegible]
Y	[illegible]	1,000,000.00	[illegible]
Y	[illegible]	525,000.00	[illegible]
Y	[illegible]	750,000.00	[illegible]
Y	[illegible]	1,800,000.00	[illegible]
Y	[illegible]	2,455,000.00	[illegible]
N	[illegible]	-	[illegible]
		18,102,500.00	

* Only materials and consumables delivered within the Qualifying Period are supported.

PART II - DIRECT DEVELOPMENT COSTS (Software, Professional Services, Intellectual Property an to Inst

Please enter your inputs in the cells only

6 SINGAPORE-BASED PROFESSIONAL SERVICES - S&T^

No.	Description	Related Company#	Total Cost*
		(Y / N)	(S$)
1	Product reliability/burn-in outsource services	N	200,000.00
2	Failure Analysis services	N	100,000.00
3	Material characterization service	N	100,000.00
4	Packages analytical services	N	100,000.00
		Total	500,000.00

EDB Use Only			
Allow	Recommend Professional Services - S&T	Qualifying Professional Services - S&T	Comments
(Y/N)	(S$)	(S$)	
Y	[illegible]	200,000.00	[illegible]
Y	[illegible]	100,000.00	[illegible]
Y	[illegible]	100,000.00	[illegible]
Y	[illegible]	100,000.00	[illegible]
		500,000.00	

^ Excludes the following:
(a) Quality control or routine testing of materials, devices, or products;
(b) Research in the social sciences or the humanities;
(c) Routine data collection;
(d) Efficiency surveys or management studies;
(e) Market research or sales promotion;
(f) Routine modifications or changes to materials, devices, products, processes or proc
(g) Cosmetic modifications or stylistic changes to materials, devices, products, processes or production methods;
(h) Development of a computer software that is not intended to be sold, rented, leased, licensed or hired to 2 or more persons who are not related parties to each other, and to the other, and to the person who develops the software or on whose behalf the development of the software is undertaken.

Please indicate whether service provider is a related party (e.g. from the same group

* Audit Fees are not supportable.

PART II - DIRECT DEVELOPMENT COSTS (Software, Professional Services, Intellectual Property an to Inst

Please enter your inputs in the cells only

7 SINGAPORE-BASED PROFESSIONAL SERVICES - NON-S/T

No.	Description	Related Company#	Total Cost*
		(Y / N)	(S$)
1	Legal services	N	100,000.00
2	New product introduction research and marketing consulting services	N	100,000.00
		Total	200,000.00

EDB Use Only			
Allow	Recommend Professional Services - NonS&T	Qualifying Professional Services - NonS&T	Comments
(Y/N)	(S$)	(S$)	
N	[redacted]	-	[redacted]
N	[redacted]	-	[redacted]
		-	

\# Please indicate whether service provider is a related party (e.g. from the same group or subsidiary / parent of your company).

* Audit Fees are not supportable.

PART II - DIRECT DEVELOPMENT COSTS (Software, Professional Services, Intellectual Property an to Inst

Please enter your inputs in the cells only

8 OTHER COSTS (INCLUDING ANY COMMON COSTS ALLOCATED TO THIS PROJECT)

No.	Description	Total Cost	Payment made to local entity?
		(S$)	(Y / N)
1	Rent/Utilities	3,000,000.00	Y
2	Rent/Utilities	500,000.00	N
3	Foundry, assembly, packaging development and qualification	4,000,000.00	N
4	R&D Expenses (USA)	4,000,000.00	N
	Total	11,500,000.00	

EDB Use Only			
Allow	Recommend Cost	Qualifying Cost	Comments
(Y/N)	(S$)	(S$)	
N [redacted]	[redacted]	-	[redacted]
N [redacted]	[redacted]	-	[redacted]
N [redacted]	[redacted]	-	[redacted]
N [redacted]	[redacted]	-	[redacted]
		-	

Annex 3

SUBMISSION OF CLAIM FORMS & REPORTS FOR RISC GRANTS

Claims

- **Quarterly**
  - Form 1a - Fund Request
  - Form 1b - Breakdown of Fund Request
  - Form 1c - Interbank Giro Form *
- **Yearly**
  - Statement from Company's external auditor (Please use the prescribed format per Annex 4)

* To be submitted together with the first fund request. However, this is not necessary if you have already submitted the application to EDB earlier and there is no change in the bank details.

Report Submission

- **Yearly**
  - Project Progress Report (ref. Annex 6)
- **End of Project**
  - Project Final Report (ref. Annex 6)

When you are ready to make a claim, please call the claim hotline number 6832 6416 for a softcopy of the claim form and submit the completed form to the following address:

ECONOMIC DEVELOPMENT BOARD
250 North Bridge Road
#28-00 Raffles City Tower
Singapore 179101
Attention: Finance Division

If you have a concern or would like to provide feedback on any ethics issues, please email to ethics_officer@edb.gov.sg or fax to 6832 6558.

Grant Recipient Name :
Application No:

Project Title:
Claim Period start date:

Claim Period end date:

Cost Item	Level of Support %	Grant Amount $	Cumulative Disbursement: Amount Disbursed $	Cumulative Disbursement: Grant Balance $	Current Claim: Qualifying Costs $	Current Claim: Claim Amount $	Remarks
(a) Manpower (*)							
- Salary (Local)							
- Salary (Foreign)							
- Cost of Living Allowance (Local)							
- Cost of Living Allowance (Foreign)							
- Cost of Living Allowance (Visiting Researchers)							
- Airfare (Local)							
- Airfare (Foreign)							
- Training							
Total for (a)		0			0.00	0.00	
(b) Equipment							
- Equipment							
Total for (b)		0			0.00	0.00	
(c) Materials & Consumables and Software							
- Materials & Consumables							
- Software							
Total for (c)		0			0.00	0.00	
(d) Professional Services							
- S&T							
- Non-S&T							
Total for (d)		0			0.00	0.00	
(e) Intellectual Property							
- Licensing/Royalties and Technology Acquisition							
Total for (e)		0			0.00	0.00	
(f) Others (Pls specify)							
Total for (f)		0			0.00	0.00	
GRAND TOTAL (a+b+c+d+e+f)		0			0.00	0.00	
Approved Grant Amount:							

Manpower Grant

Total grant for Foreigners, i.e. salary, airfare and COLA (including COLA for visiting researchers) is capped at 50% of total Manpower disbursement.

	Cumulative disbursement	Current claim	Total
Foreign Manpower (Salary, COLA, Airfare)	$ -	$ -	$ -
Local Manpower (Salary, COLA, Airfare) and Training	$ -	$ -	$ -
Total Manpower	$ -	$ -	$ -
% of Foreign Manpower/Total Manpower	0%		0%

Final claim: No

Adjustment required (only applicable for final claim):

Maximum allowable grant for Foreign Manpower:
$ -

Adjustment required ($): $ -

We hereby declare that the statement and the accompanying supporting documents are correct and in accordance with the terms and conditions of the grant (including notes and conditions stated in the claim forms (Form 1a and 1b), unless prior approval has been granted by EDB), and that they have been verified to their original source documents.

We also declare that the Grant Recipient has met every condition imposed on the Grant Recipient in the Letter of Offer as it fell due and there are no considerations, financial or otherwise, that may affect the Grant Recipient's ability to meet any applicable condition by the due date of that condition or otherwise affect the satisfactory completion of the Development Project.

Signature of authorised signatory:
Name of authorised signatory:
Designation of authorised signatory:
Date :
Tel :

(Stamp of Grant Recipient)

Request Audited by:

(Stamp of Audit firm)

Notes to Claims:

1. Please call **6832 6416** for any queries on claim submission.
2. EDB reserves the right to request for any supporting documents for reference.
3. The final report and auditors' certification must be submitted together with the claim. Please note that both the claim form (Form 1a) and the breakdown schedules (Form 1b and any other supporting breakdown schedules) must be stamped on every page by the Audit firm.

General (for all cost items)

- Items should be itemized and categorized as per Details on Grant Computation.
- Claims must be incurred/delivered within the Qualifying Period and before end of current claim period (e.g. prepayment for consultancy service is not claimable before consultancy service is completed).
- Claims are made only upon disbursement of cash by the company, and do not include those that are purely accounting entries without cash outlays (e.g. accruals, depreciation).
- Pls indicate "RP" beside items relating to related parties transactions. For cost items that allowed related party transactions, only costs incurred by related party (without mark-ups and admin charges) are supported.
- Item of expenditure in this present claim should not be included in another claim for reimbursement under the present grant; or included in any claim under other incentives granted by EDB, the Government of Singapore or any other agency of the Government of Singapore.

(a) Manpower

i) Salary

- Qualifying costs includes basic salary, 13th month bonus (AWS), employer's CPF contribution on the aforementioned costs, but exclude other bonuses and all allowances and their associated CPF.
- The claim on salary + corrresponding employer's CPF contribution is capped at **$10K** per month per supported employee.
- AWS is supported only if (i) this is included as a standard component in the employee's salary package, (ii) AWS is paid out during the QP (regardless of period in which the bonus is paid for work done and no proration required based on QP start date) and (iii) employee is working on the project at the point of bonus payout. Note: For every 12 months of the QP, only one month of AWS is supported. The claim on AWS is capped at **$10K** per supported employee.
- Salary claims has been pro-rated according to the time contributed and involvement period of the employee. Please click here for example of pro-ration of salary claims.
- Support functions such as admin and finance are not supported.

Qualifying items	Designation	Monthly Basic	Employer Monthly CPF	AWS	Employer CPF on AWS	Involvement period for current claim		Level of Support	Qualifying Costs	Claim Amount = g x h
						From (DD/MM/YYYY)	To (DD/MM/YYYY)	(g) %	(h) $	$
Locals (Singaporeans & Singapore permanent residents ONLY)										
Name										
Name										
Sub-total								-		-
Foreigners										
Name										
Name										
Sub-total								-		-

ii) COLA & Airfare

- Qualifying Costs for COLA only includes room accommodation, meals and transportation incurred in the trip destination.
- Traveller should be employees of the company contributing to the project.

Name of Employee	Purpose of trip	Countries	Period of visit		Level of support	Cost of Living Allowance (COLA)		Airfare	
			From (DD/MM/YYYY)	To (DD/MM/YYYY)		Qualifying costs	Claim amount = g x h	Qualifying costs	Claim amount = g x i
					(g) %	(h) $	$	(i) $	$
Locals (Singaporeans & Singapore permanent residents ONLY)									
Name									
Name									
Name									
Sub-total						-	-	-	-
Foreigners									
Name									
Name									
Name									
Sub-total						-	-	-	-
Visiting Researchers									
Name									
Name									
Name									
Sub-total						-	-		

iii) Training

- Qualifying costs comprising trainers' salaries, COLA and airfare subject to max **$10K** per trainer per month and is only supportable for local training.
- For Overseas training, related party transactions are not supported for course fees.
- For Overseas training, trainees' COLA & Airfare can be claimed under COLA & Airfare cost items.
- Trainees should be employees of the company contributing to the project.

Qualifying items (i) Course fees (ii) Trainer's salary, COLA & airfare (Pls specify trainer(s) name)	Training Details				Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
	Course description	Training period		Country of training			
		From (DD/MM/YYYY)	To (DD/MM/YYYY)				
Local Training - Course Fees or Trainer's salary, COLA & Airfare (capped at $10K per trainer per month)							
Overseas Training - Course Fees							
Sub-total						-	-

Total for (a) = (i)+(ii)+(iii)	-		-

(b) Equipment

i) Equipment

- Only purchase price and any direct cost attributed to bringing the equipment to working condition, e.g. initial transportation, insurance, handling costs, installation costs and calibration costs upon delivery.
- Delivery/ commissioning (whichever is later) made during the month will be considered as 1 full month. Equipment is supported only for the # of months the equipment is actually used for the project during the Qualifying Pe
- When a piece of equipment is not used for the project during the Qualifying Period, the company shall declare and include a negative adjustment to exclude the non-qualifying # of months which had been originally
- For Hire Purchase/leased equipment, only principal repayments/cost of leasing paid within the qualifying period for the months in which the equipment is used for are supportable. Interest incurred is not supported.
- Maintenance cost of equipment and used equipment from related parties are not supported.

Qualifying items	Actual expenses paid (g) $	Approved useful life of equipment (h)	Date of delivery/ commissioning* (DD/MM/YYYY)	No. of months equipment is used for project (i)	Level of support (j) %	Qualifying costs = g x i/h (k)	Claim amount = j x k $
Description							
Description							
Total for (b)	-					-	-

**Later of either delivery or commissioning date to be used*

(c) **Materials & Consumables and Software**

i) Materials & Consumables

Qualifying items	Date of delivery (DD/MM/YYYY)	Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
Description				
Description				
Sub-total			-	-

ii) Software

- Delivery made during the month will be considered as 1 full month. Software is supported only for the # of months the software is actually used for the project during the Qualifying Period.
- When any software is not used for the project during the Qualifying Period, the company shall declare and include a negative adjustment to exclude the non-qualifying # of months which had been originally claimed.
- Only cost of technical software is supportable.

Qualifying items	Actual expenses paid (g) $	Approved useful life of software (h)	Date of delivery/ License period (DD/MM/YYYY)	No. of months software is used for project (i)	Level of support (j) %	Qualifying costs = g x i/h (k)	Claim amount = j x k $
Description							
Description							
Sub-total	-					-	-

Total for (c) = (i)+(ii)	-		-

(d) Professional Services

- Supportable professional services include consultancy, subcontracting, testing and certification approvals that are directly related to the project.
- Audit fees are not supportable.

Qualifying items	Service period		Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
	From (DD/MM/YYYY)	To (DD/MM/YYYY)			
Science & Technology					
Description					
Sub-total (S&T)				-	-
Non-Science & Technology					
Description					
Sub-total (Non-S&T)				-	-
Total of (d)				-	-

(e) Intellectual Property

- Related party transactions, Patent application and registration are not supported.
- IPR is supported <u>only</u> for the # of months the IPR is <u>actually used</u> for the project during the Qualifying Period.
- When any IPR is not used for the project during the Qualifying Period, the company <u>shall declare</u> and include a negative adjustment to exclude the non-qualifying # of months which had been originally claimed.

Qualifying items	Actual expenses paid (g) $	Approved useful life of IPR (h)	Date of acquisition (DD/MM/YYYY)	No. of months IPR is used for project (i)	Level of support (j) %	Qualifying costs = g x j/i (k)	Claim amount = j x k $
Technology Acquisition							
Description							
Sub-total	-					-	-
Qualifying items				**Date of incurrence (DD/MM/YYYY)**	**Level of support (g) %**	**Qualifying costs (h) $**	**Claim amount = g x h $**
Licensing/Royalties							
Description							
Sub-total						-	-
Total for (e)						-	-

(f) Others

Qualifying items	Date/Period of incurrence (DD/MM/YYYY)	Level of support (g) %	Qualifying costs (h) $	Claim amount = g x h $
Description				
Description				
Description				
Description				
Total of (f)			-	-

Total Costs (a+b+c+d+e+f)	-		-

Manpower claims has been pro-rated according to the time contributed to project and involvement period of employee.

Scenario: Assuming a 5 day work week and employee spent 50% of time on project, was transferred to another department and ceased to work on project w.e.f. 14 Feb 2015. Also assume AWS was paid out in Feb 2015 and EDB grant support at 30%.

Monthly Basic Salary	Employer CPF	AWS	Employer CPF on AWS	Time Contribution	Involvement Period
$9,500	$850	$9,500	$850	50%	1 Jan 2015 - 13 Feb 2015

Correct[1] pro-ration method:

Claim amount

(Basic salary and CPF paid in Jan 2015) (Basic salary and CPF paid in Feb 2015) (AWS and CPF [2] paid in Feb 2015)

= $[(9,500 + 850) + (9,500 + 850) x (10/20 working days) + (9,500 + 850)] x 50% time x 30% Support Rate

= $ 12,937.50 x 30% Support Rate

= $ 3,881.25

Wrong pro-ration method:

Claim amount

= [$(9,500 x 50% time) + $(9,500 x 50% time x CPF contribution rate 17%)] x (10/20 working days) x 30% Support Rate

[1] Company to pro-rate in accordance to its internal policies. The example assumes pro-ration is computed based on the number of working days in a month.

[2] If AWS paid was not in the month when AWS was payable to all employees in the company (i.e. off cycle AWS payments), AWS would only be supportable provided the employee had worked on the project for at least 12 months from start of QP. In scenarios where employee did not contribute 100% of time to the project, AWS claims should be pro-rated according to the % of time contribution in the month of AWS payout.

Annex 3 - FORM 1c

FORM 1c - INTERBANK GIRO APPLICATION

APPLICATION FORM FOR INTERBANK GIRO
Please complete Part A and get your bank to complete Part B before returning the ORIGINAL copy to the following address

ECONOMIC DEVELOPMENT BOARD
250 North Bridge Road #18-00
Raffles City Tower
Singapore 179101
Attention : CFO, EDB

PART A (TO BE COMPLETED BY VENDOR)

1. Our bank details are as follows :

   Account Name ______________________

   Account Number ______________________

   Bank Name and Branch ______________________

   Bank Code and Branch Code ______________________

2. We authorise ECONOMIC DEVELOPMENT BOARD to credit all monies due to us to this bank account. Amounts so discharged would constitute valid discharge of obligations due to us. This authorisation shall continue to be in force until we have revoked it by notice in writing delivered to you.

3. In the event of a change of bank account, we shall inform you in writing 30 days in advance before the change.

Signature of Authorised Personnel ______________________

Name and Designation ______________________

Company Stamp ______________________

Tel No and Fax No ______________________

Date ______________________

PART B (TO BE COMPLETED BY VENDOR'S BANK)

We certify that the bank details and the signatures affixed in PART A are correct and consistent with our records. Please initial against any amendments to the information contained in Part A.

Signature of Authorised Personnel ______________________

Name and Designation ______________________

Bank Stamp ______________________

Tel No and Fax No ______________________

Date ______________________

FORMAT FOR EXTERNAL AUDITOR'S STATEMENT

Report on Factual Findings

To:

Mr / Ms <Name>
<Designation>
<MATRIX Implementing Company>
<Street Address 1>
<Street Address 2>
<City>
<Country> <Postal Code>

We have performed the procedures in accordance with the Terms of Reference on the Statement of Expenditure incurred by ______________________ (name of Grant Recipient) for the claim period from ________(date) to _________(date). This is in connection with the development of ______________ (project name or description and reference number) under the ____________ (name of incentive) of the Economic Development Board ("EDB") for the qualifying period from __________ (date) to ___________ (date). Our engagement was undertaken in accordance with the Singapore Standard on Related Services SSRS 4400 Engagements to Perform Agreed-upon Procedures Regarding Financial Information.

The procedures were performed solely for the purpose of the Grant Recipient's submission of the aforementioned Statement of Expenditure to EDB in accordance with the terms and conditions specified by the EDB in its Offer Letter dated ___________ (and Supplemental Offer Letters dated ____________)*. With reference to item 1 of the Terms of Reference, we have ensured that such procedures cover at least 85% of the value claimed in the statement.

We report our findings below:

(a) With respect to item 1 of the Terms of Reference, we found no exceptions from performing the procedures (a) to (j).

(b) With respect to item 2 of the Terms of Reference, based on related parties identified by _________ (name of Grant Recipient) and as represented to us, we confirm that (i) related party claims are excluded from item categories that prohibit related party transactions and (ii) for item categories that allow related party transactions, the qualifying costs are net of mark-ups and administrative charges incurred by the Grant Recipient.

(c) With respect to item 3 of the Terms of Reference, we confirm that qualifying cost items supported under the incentive are used exclusively for the project. For qualifying cost items not used exclusively for the project, we confirm that they are suitably pro-rated.

(d) With respect to item 4 of the Terms of Reference, we have enquired and are *not aware of any* sale/lease/disposal/transfer of equipment, software or intellectual property rights that is funded by EDB during the execution of the project.

(e) With respect to item 5 of the Terms of Reference, we confirm that there is no going concern matter included in the latest audit report of the Grant Recipient.

---

* *if applicable*

(Detail the exceptions if any)

Because the above procedures do not constitute either an audit or a review made in accordance with Singapore Standards on Auditing or Singapore Standards on Review Engagements, we do not express any assurance on the Statement of Expenditure as at ___________(date).

Had we performed additional procedures or had we performed an audit or review of the financial statements in accordance with Singapore Standards on Auditing or Singapore Standards on Review Engagements, other matters might have come to our attention that would have been reported to you.

Our report is solely for the purpose set forth in the second paragraph of this report and for your information, and is not to be used for any other purpose or to be distributed to any other parties other than EDB. This report relates only to the accounts and items specified above and do not extend to any financial statements of ___________ (name of Grant Recipient), taken as a whole.

______________________ (firm)
Public Accountants and
Chartered Accountants
Singapore

_______________ (date)

Terms of Reference for Grant Recipient's External Auditors

1 Check that:

(a) Items and amounts claimed are in accordance with Annex 2 (Details on Qualifying Cost).

(b) Items and amounts claimed are in accordance with all terms and conditions of the offer letter (and supplemental offer letters, if any).

(c) Items claimed are used for the project as stated in the offer letter, unless otherwise stated.

(d) Items claimed by the Grant Recipient are accurately recorded in all the claim forms and schedules, and in accordance with the books and records maintained by the Grant Recipient.

(e) Description and authenticity of items claimed are valid by agreeing to appropriate source documents and other records.

(f) Claims agree to the appropriate source documents, e.g. invoices, personnel and payroll records, etc.

(g) Claims are made only upon disbursement of cash by the Grant Recipient, and do not include those that are purely accounting entries without cash outlays (e.g. accruals, depreciation).

(h) All items claimed are incurred and paid within the qualifying period as per the terms and conditions of the offer letter (and supplement offer letters, if any).

Exception:
For final claims, items claimed may be paid after the qualifying period, but before date of audit report. Notwithstanding this, all items have to be incurred within the qualifying period.

(i) Equipment claimed exists through physical sighting at the date of visit and are installed/operating for the project as stipulated in the offer letter.

(j) There is no duplication of claims submitted, i.e. claims made were not disbursed in previous claim periods.

The procedures as listed above from (a) to (j) shall cover at least 85% of the value claimed in the statement.

2 The auditors shall check that item categories that prohibit related party transactions do not include related party claims and that qualifying costs for item categories that allow related party transactions are net of mark-ups and administrative charges incurred by the Grant Recipient.

3 The auditors shall check that qualifying cost items supported under the incentive are used exclusively for the project. Otherwise, the qualifying costs shall be suitably pro-rated.

4 The auditors shall enquire and report on any sale/lease/disposal/transfer of the equipment, software or intellectual property rights, if applicable, that is funded by EDB during the execution of the project.

5 The auditors shall highlight any going concern issues raised in the latest audit report of the Grant Recipient.

6 In the event that there are errors and deviations found, the auditors shall report accordingly and provide details.

Addendum to Terms of Reference for Grant Recipient's External Auditors

(Additional guidance for External Auditors)

Claims should be filed in accordance to below notes and conditions unless prior approval has been granted by EDB to waive the conditions.

General	
1	Grant breakdown and level of support is in accordance to EDB's Offer Letter (and any Supplemental Offer Letters).
2	Claims do not include any form of taxes, including but not limited to GST and withholding taxes.
3	Items should be itemized and categorized as per Details on Grant Computation.
4	Claims must be incurred/delivered within the Qualifying Period and before end of current claim period (e.g. prepayment for consultancy service is not claimable before consultancy service is completed).
5	Item of expenditure in this present claim should not be included in another claim for reimbursement under the present grant; or included in any claim under other incentives granted by EDB, the Government of Singapore or any other agency of the Government of Singapore.
Salary	
6	Qualifying costs includes basic salary, 13th month bonus (AWS), employer's CPF contribution on the aforementioned costs, but exclude other bonuses and all allowances (including but not limited to superannuation, insurance and other government contributions) and their associated CPF.
7	The claim on salary + corrresponding employer's CPF contribution is capped at $10K per month per supported employee. The claim on AWS + corresponding employer's CPF contribution is capped at $10K per supported employee.
8	Manpower claims has been pro-rated according to the time contributed to project and involvement period of employee.

Scenario: Assuming a 5 day work week and employee spent 50% of time on project, was transferred to another department and ceased to work on project w.e.f. 14 Feb 2015. Also assume AWS was paid out in Feb 2015 and EDB grant support at 30%.

Monthly Basic Salary	Employer CPF	AWS	Employer CPF on AWS	Time Contribution	Involvement Period
$9,500	$850	$9,500	$850	50%	1 Jan 2015 - 13 Feb 2015

Correct[1] pro-ration method:

Claim amount

(Basic salary and CPF paid in Jan 2015) (Basic salary and CPF paid in Feb 2015) (AWS and CPF[2] paid in Feb 2015)

= $[(9,500 + 850) + (9,500 + 850) x (10/20 working days) + (9,500 + 850)] x 50% time x 30% Support Rate

= $ 12,937.50 x 30% Support Rate

= $ 3,881.25

Wrong pro-ration method:

Claim amount

= [$(9,500 x 50% time) + $(9,500 x 50% time x CPF contribution rate 17%)] x (10/20 working days) x 30% Support Rate

	[1] Company to pro-rate in accordance to its internal policies. The example assumes proration is computed based on the number of working days in a month. [2] If AWS paid was not in the month when AWS was payable to all employees in the company (i.e. off cycle AWS payments), AWS would only be supportable provided the employee had worked on the project for at least 12 months from start of QP. In scenarios where employee did not contribute 100% of time to the project, AWS claims should be pro-rated according to the % of time contribution in the month of AWS payout.
9	Support functions such as admin and finance are not supportable.
COLA & Airfare	
10	Qualifying Costs for COLA only includes room accommodation, meals and transportation incurred in the trip destination.
11	Traveller should be employees of the company contributing to the project.
Training	
12	Qualifying costs comprising trainers' salaries, COLA and airfare subject to max $10K per trainer per month and is only supportable for local training.
13	For Overseas training, related party transactions are not supported for course fees. For Overseas training, trainees' COLA & Airfare can be claimed under COLA & Airfare cost items.
14	Trainees should be employees of the company contributing to the project.
Equipment, Software and Intellectual Property	
15	For equipment, only purchase price and any direct cost attributed to bringing the equipment to working condition, e.g. initial transportation, insurance, handling costs, installation costs and calibration costs upon delivery. Equipment, software and intellectual property rights claims are pro-rated according to the formulas provided in the Offer Letter.
16	Delivery made during the month will be considered as 1 full month. Equipment/Software/IPR are supported only for the # of months the equipment/software/IPR is actually used for the project during the Qualifying Period.
17	When a piece of equipment/ any software/ any IPR is not used for the project during the Qualifying Period, the company shall declare and include a negative adjustment to exclude the non-qualifying number of months which had been originally claimed.
18	Maintenance cost of equipment and used equipment from related parties are not supported.
19	Only cost of technical software is supportable.
20	Related party transactions, patent application and registration are not supported under IPR.

ANNEX 6

FORMAT FOR PROGRESS/FINAL REPORT

Please submit a report of 5-10 pages in length using the following format[7]:

Progress/Final* Report for the period _______ to __________.		
Project No. :	**Project Title :**	
Principal Party : **Secondary Party :**		**Principal Investigator :**
Project Commencement Date :		**Project Completion Date :**

* Please delete accordingly

1 Summary of Project Status

1.1 Status Update of Milestone Conditions

Please provide a status update of all milestone conditions, including the progress in terms of meeting future milestone conditions.

Elapsed conditions	
Milestone condition	*Status*
Future conditions	
Milestone condition	*Status*

1.2 Project Implementation Schedule

Please update the project implementation schedule - planned versus actual, and indicate in the remarks column, the reasons for any deviation.

Capabilities	Implementation Schedule												
	2010				2011				2012				Remarks
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	
Task A • Job I • Job II													
{Actual Implementation}													
Task B • Job I • Job II													
{Actual Implementation}													
Task C • Job I • Job II													
{Actual Implementation}													

original schedule as in eform for RISC, Annex 1 - Project Deliverable & Milestones

actual schedule to-date

[7] Additional information could be provided in a separate attachment.

1.3 Highlight any significant findings, noteworthy developments, milestones achieved and capability developed in the course of the Project.

1.4 Comment on the reasons for any delay/deviation from planned project schedule.

The following are relevant only to reports for projects in progress:

1.5 Highlight with reasons any change in ownership, change in principal investigator or major change in business conditions that will have an impact on the Project.

1.6 Highlight any problems encountered that will impact on the future progress of the project.

1.7 Describe briefly your plan of action for the next six months, including remedial actions to overcome the problems encountered highlighted in 1.5 (if relevant).

2 R&D Manpower Status

		2010	2011	2012	Total
No. of new RSEs[1] hired (cumulative) :	*Committed[3]*				
	Actual				
No. of new non-RSEs hired (cumulative) :	*Committed*				
	Actual				
No. of existing[2] RSEs (cumulative) :	*Committed*				
	Actual				
No. of existing non-RSEs hired (cumulative) :	*Committed*				
	Actual				
Names of RSEs and non-RSEs : 1. 2.					

1 RSEs : Research Scientists and Engineers.
2 Existing : Employed by the company before commencement of Project.
3 Committed : Figures as originally stated in Application Form

3 Cumulative R&D Results

Please provide information where applicable. This information should be **cumulative.** For progress reports, information should be **updated** during **yearly** report submission.

(a) Capability Development

Year	Technologies/Capabilities Developed
2010	
2011	
2012	

(b) Patents and Intellectual Properties Arising from the Project

Patents/Intellectual Properties	Date and Place Filed/Granted/Generated	Status
1. {Title} & {Patent No.}		
2. {Title} & {Patent No.}		
3. {Title} & {Patent No.}		

(c) **Commercialization of R&D Results**

Year	New Products/Services Commercialized as a result of the R&D Project	Incremental Capital Investment[4] (S$)	Type of Activity[5]	No. of New Employment[6]
2010				
2011				
2012				

4 Additional capital investments by the Singapore office as a result of the new activities.
5 Type of activity in the value chain for the new product and/or service resulting from the R&D Project. E.g. manufacturing, marketing & distribution, technical support, sales, etc.
6 No. of new jobs created as a result of the new activities.

(d) **Other Benefits to Company due to R&D Project**

Benefits		2010	2011	2012	200...	200...
Revenue[7] attributed to the R&D Project (S$)	*Committed*[8]					
	Actual / Latest Forecast[8]					
Market share (%)	*Committed*					
	Actual / Latest Forecast					
Value-add per worker (S$)	*Committed*					
	Actual / Latest Forecast					

7 Revenue from new activities generated by the R&D project and which is accrued to the Singapore office
8 To provide forecast wherever data are unavailable at point of reporting

Describe how the R&D capabilities have helped your company (as projected by company in the initial project application and replicated in the above table) to :

- increase in market share (to provide a proper definition of the type of market that your company is competing in);
- increase in revenue;
- achieve competitive advantage;
- improve the ranking amongst competitors;
- achieve significant awards, certification, or worldwide recognition;
- etc.

(e) **Other Spin-offs due to R&D Project**

Highlight other spin-offs from the R&D Project, such as licensing of technologies developed, establishment of new joint ventures, companies, etc.

(f) **Potential Opportunities**

Describe how this Project has created opportunities (as projected in the initial Project application) for your company :

- in terms of new markets or expanded markets;
- potential increase in revenue;
- etc.

4 **<u>FUTURE PLANS</u> (This section is only relevant for Final Reports)**

Give a brief description of:

- any new significant R&D capabilities that your company plans to develop in the near future.
- any product/process that may be developed in the near future arising from such new R&D capabilities.

5 **Declaration**

I declare that the information of the R&D Project as described in the above report is true and to the best of my knowledge.

Signature of authorised signatory	:	______________________
Name of authorised signatory	:	______________________
Designation of authorised signatory	:	______________________
Date	:	______________________

CHECK LIST FOR SUBMISSION OF DOCUMENTS TO EDB

Acceptance Letter

1. Have you signed and returned the acceptance letter to EDB within **60 calendar days** from date of the offer letter?

Interim Claims and Reports

1. Has the Interbank Giro form been completed and submitted together with your 1st claim?
2. Have you submitted the auditor's statement, when due? Please adhere strictly to the format provided. Have all pages of form 1a and form 1b been stamped by the auditors?
3. Have you submitted the project progress report, when due?

Final Claim and Report

1. Is the final audited claim submitted within **6 months** from the end of the qualifying period?
2. Have you submitted the auditor's statement? Please adhere strictly to the format provided. Have all pages of form 1a and form 1b been stamped by the auditors?
3. Have you submitted the project final report?

(std / audit)